SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Confidential, For Use Of The Commission Only (As Permitted By Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

                              CH ENERGY GROUP, INC.
             ------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

             ------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
---------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No.:
---------------------------------------------------------------------------
(3) Filing Party:
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(4) Date Filed:
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

                              CH ENERGY GROUP, INC.
                                284 SOUTH AVENUE
                        POUGHKEEPSIE, NEW YORK 12601-4879










                                                                  March 10, 2006

To the Holders of Shares of Common Stock:

     I am pleased to invite you to the 2006 Annual Meeting of Shareholders of CH Energy Group, Inc. (the "Corporation").

     The Annual Meeting of Shareholders will be held at the Corporation's office in Poughkeepsie, New York on Tuesday, April 25, 2006, at 10:30 AM. A Notice of the Annual Meeting of Shareholders and the Proxy Statement are attached.

     We request that you mark, sign, date, and mail the enclosed proxy promptly. Prompt return of your voted proxy will reduce the cost of further mailings. As an alternative to returning your proxy by mail, you can also vote your shares by proxy by calling the toll-free number on your proxy or by using the Internet at www.computershare.com/us/proxy. Both methods of voting are available twenty-four hours a day, seven days a week, and will be accessible until 12:01 AM on April 17, 2006. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

     The response from our shareholders in the past to annual proxy statements has been outstanding, and this year we are once again looking forward to receiving your proxy.

     You are cordially invited to attend the Annual Meeting of Shareholders in person. It is always a pleasure for me and the other members of the Board of Directors to meet with our shareholders. We look forward to greeting as many of you as possible at the meeting.



                                   Steven V. Lant
                                   CHAIRMAN OF THE BOARD, PRESIDENT
                                   AND CHIEF EXECUTIVE OFFICER

                              CH ENERGY GROUP, INC.
                                284 SOUTH AVENUE
                        POUGHKEEPSIE, NEW YORK 12601-4879

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

     To the Holders of Shares of Common Stock:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of CH Energy Group, Inc. (the "Corporation") will be held:

TIME ............     10:30 a.m. on Tuesday, April 25, 2006

PLACE ...........     Office of the Corporation
                      284 South Avenue
                      Poughkeepsie, New York 12601-4879

ITEMS OF BUSINESS     (1)  To  elect  three  Directors,  each  to  serve  for  a three-year term expiring in 2009;

                      (2)  To  approve  the   adoption   of  the   Corporation's
                           Long-Term Equity Incentive Plan;

                      (3)  To ratify the  appointment of  PricewaterhouseCoopers
                           LLP  as  the  Corporation's   independent  registered
                           public accounting firm for 2006; and

                      (4) To act upon any other matters that may properly come before the meeting.

RECORD DATE .....     Holders  of Record of Shares of Common  Stock on the close of business on March 1, 2006, are entitled to vote at the meeting.

ANNUAL REPORT ...     The Annual  Report to  Shareholders,  as combined with the
                      Corporation's  Annual  Report on Form 10-K  filed with the
                      Securities and Exchange Commission, is enclosed.

PROXY VOTING ....     It is important that your shares be represented  and voted at the Annual Meeting of Shareholders.  Please MARK, SIGN,
                      DATE,  AND  RETURN  PROMPTLY  the  enclosed  proxy  in the postage-paid  envelope  furnished for that purpose.  As an alternative  to returning your proxy by mail, you can also vote your shares by proxy by calling the toll-free  number
                      on   your   proxy   or   by   using   the    Internet   at
                      www.computershare.com/us/proxy.    Both    Internet    and
                      telephone voting are available twenty-four hours a day, seven days a week, and will be accessible until 12:01 AM on April 17, 2006. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting. Any proxy may be revoked in the manner described in the accompanying proxy statement at any time prior to its exercise at the meeting.

                                             By Order of the Board of Directors,

                                                             Lincoln E. Bleveans
                                                             CORPORATE SECRETARY
March 10, 2006

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

PROXY STATEMENT ............................................................  1

CURRENT DIRECTORS, CLASSES, AND TERMS OF OFFICE ............................  3

PROPOSAL NO. 1 - ELECTION OF DIRECTORS .....................................  4

GOVERNANCE OF THE CORPORATION ..............................................  8

REPORT OF THE AUDIT COMMITTEE .............................................. 17

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION ............. 19

EXECUTIVE COMPENSATION ..................................................... 23

PROPOSAL NO. 2 - APPROVAL OF THE ADOPTION OF THE CORPORATION'S
                 LONG-TERM EQUITY INCENTIVE PLAN ........................... 32

PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
                 REGISTERED PUBLIC ACCOUNTING FIRM ......................... 43

OTHER MATTERS .............................................................. 44

                                 PROXY STATEMENT

     The enclosed proxy is being solicited by the Board of Directors of CH Energy Group, Inc. (the "Corporation") for use in connection with the Corporation's Annual Meeting of Shareholders to be held on April 25, 2006 (the "Annual Meeting") at the offices of the Corporation, 284 South Avenue, Poughkeepsie, New York 12601-4879.

     This proxy statement and enclosed proxy are being sent to the Corporation's shareholders on or about March 10, 2006. The mailing address of the principal executive office of the Corporation is 284 South Avenue, Poughkeepsie, New York 12601-4879.

     The  Corporation  is the  holding  company  parent of Central  Hudson Gas &
Electric   Corporation   ("Central   Hudson")  and  Central  Hudson  Enterprises
Corporation ("CHEC"), and their respective subsidiaries.


SHAREHOLDERS ENTITLED TO VOTE

     The record of shareholders entitled to notice of, and to vote at, the Annual Meeting was taken at the close of business on March 1, 2006. At that date, there were 15,762,000 shares of common stock ($0.10 par value) of the Corporation ("Common Stock") outstanding. Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at the Annual Meeting.


PROXIES


HOW YOU CAN VOTE

     Shareholders  of record can give a proxy to be voted at the Annual  Meeting
(i) by telephone, (ii) electronically, using the Internet, at www.computershare.com/us/proxy, or (iii) by mail. Shareholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

     The telephone and Internet voting procedures have been set up for shareholder convenience and have been designed to authenticate shareholder identity, to allow shareholders to give voting instructions, and to confirm that those instructions have been recorded properly. If shareholders of record wish to vote by proxy, by telephone, or by using the Internet, please refer to the specific instructions set forth on the enclosed proxy. If shareholders wish to vote using a paper format and return their signed proxy before the Annual Meeting, their shares will be voted as directed.

     Whether shareholders choose to vote by telephone, electronically using the Internet, or by mail, each proxy will be voted in accordance with the shareholder's instructions with respect to (i) the election of directors, (ii) approval of the Corporation's Long-Term Equity Incentive Plan, and (iii) ratifying the appointment of Pricewaterhouse Coopers LLP as the Corporation's independent registered public accounting firm for 2006.

     IF SHAREHOLDERS DO NOT SPECIFY ON THEIR PROXY (OR WHEN GIVING THEIR PROXY BY TELEPHONE OR BY USING THE INTERNET) HOW THEY WANT TO VOTE THEIR SHARES, IT IS THE INTENTION OF THE PERSONS NAMED ON THE PROXY TO VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH UNDER "PROPOSAL NO. 1 - ELECTION OF DIRECTORS," "FOR" THE APPROVAL OF THE CORPORATION'S LONG-TERM EQUITY INCENTIVE PLAN AS SET FORTH UNDER "PROPOSAL NO. 2 - APPROVAL OF THE ADOPTION OF THE CORPORATION'S LONG-TERM EQUITY INCENTIVE PLAN," AND "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS SET FORTH UNDER "PROPOSAL NO. 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM" HEREIN.

     ABSTENTIONS AND BROKER NON-VOTES ARE VOTED NEITHER "FOR" NOR "AGAINST" AND HAVE NO EFFECT ON THE VOTE BUT ARE COUNTED IN THE DETERMINATION OF A QUORUM.

REVOCATION OF PROXIES

     A shareholder may revoke his or her proxy, at any time before it is exercised, in any of three ways:

     (a)  by submitting written notice of revocation to the Corporate Secretary;

     (b) by submitting another proxy by telephone, electronically, using the Internet at www.computershare.com/us/proxy, or by mail that is later dated and (if by mail) that is properly signed; or

     (c)  by voting in person at the Annual Meeting.

COST OF PROXY SOLICITATION

     The cost of preparing, printing, and mailing the notice of meeting, proxy statement, proxy, and annual report will be borne by the Corporation. Proxy solicitation other than by use of the mail may be made by regular employees of the Corporation by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees, and fiduciaries are requested to forward soliciting material to their principal(s) and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. In addition, the Corporation has retained D. F. King & Co., Inc. of New York, New York, a proxy solicitation organization, to assist in the solicitation of proxies. The fee of such organization in connection therewith is estimated to be $7,500, plus reasonable out-of-pocket expenses.

SHAREHOLDER COMMUNICATIONS

     Highlights of the 2006 Annual Meeting of Shareholders will be published on the Corporation's Internet site at www.chenergygroup.com and in the Corporation's May 2006 Report to Shareholders. The text of the remarks of the Chairman of the Board, President and Chief Executive Officer at the Annual Meeting will also be published on the same Internet site.

     Shareholders may obtain information relating to financial and statistical reports of the Corporation and information relating to their own share ownership by contacting the Corporation's Director of Shareholder Relations at 845-486-5383 or by writing to the Director of Shareholder Relations at 284 South Avenue, Poughkeepsie, New York 12601-4879.

     Shareholder communications related to any aspect of the Corporation's business are also welcome. Space for comments is provided on the proxy given to shareholders of record.

     Shareholders may also submit written communications to the Corporation in care of the Corporate Secretary at 284 South Avenue, Poughkeepsie, New York 12601-4879. Although all communications may not be answered on an individual basis, they do assist the Directors and management in addressing the needs of shareholders.

     Each such communication received by the Corporate Secretary from a shareholder is reviewed by him to determine how it should be handled. Not all communications from shareholders are communicated directly to the Board of Directors.

     If the subject matter of a communication from a shareholder is a concern or complaint regarding the accuracy or integrity of the Corporation's accounting, auditing, or financial reporting, the Corporate Secretary follows the procedures established by the Board of Directors for "Receiving and Handling Concerns or Complaints Regarding Accounting, Auditing or Financial Reporting." These procedures are set forth in Section IV of the Corporation's Code of Business
Conduct and Ethics, which is available on the Corporation's Internet site at www.chenergygroup.com.

     A shareholder may send a written communication to the Board of Directors or to specific individual Directors by addressing the communication to the Board of Directors or to an individual Director and submitting the communication to the Corporation in care of the Corporate Secretary at 284 South Avenue, Poughkeepsie, New York 12601-4879.

     The Lead Independent Director of the Board of Directors, Heinz K. Fridrich, is an independent Director and has been designated by the Board to preside at the executive sessions of the non-management Directors. Mr. Fridrich will be stepping down as Lead Independent Director at the 2006 Annual Meeting of Shareholders, as he has reached the age at which the Corporation's By-laws provide that he may not stand for reelection. The Board, at the Annual Meeting of the Board of Directors, will elect a new Lead Independent Director to serve for a one-year term.

     If interested parties wish to make a concern known to the non-management Directors, they may do so in a writing addressed to the Lead Independent Director and submitted in accordance with the procedures established by the Board of Directors for "Receiving and Handling Concerns or Complaints Regarding Accounting, Auditing or Financial Reporting." These procedures are set forth in
Section IV of the Corporation's Code of Business Conduct and Ethics, which is available on the Corporation's Internet site at www.chenergygroup.com. Each such writing submitted in accordance with these procedures will be communicated directly to the Lead Independent Director of the Board.

SHAREHOLDER PROPOSALS

     A  shareholder  who  would  like  to  have  a  proposal   included  in  the
Corporation's 2007 Proxy Statement must submit the proposal so that the Corporate Secretary receives it no later than November 11, 2006. The rules of the Securities and Exchange Commission contain procedures governing shareholder proposals that may be included in a proxy statement. In addition, the Corporation's By-laws must be followed.

     The By-laws require any shareholder wishing to make a nomination for Director or to introduce a proposal or other business at the Corporation's 2007 Annual Meeting of Shareholders to give the Corporation advance written notice thereof no earlier than January 25, 2007, and no later than February 24, 2007.

     A copy of the Corporation's By-laws may be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

                 CURRENT DIRECTORS, CLASSES, AND TERMS OF OFFICE

     The Corporation's Restated Certificate of Incorporation and By-laws require that the Board of Directors be divided into three classes as nearly equal in number as possible with staggered terms so that, at each Annual Meeting of Shareholders, one class of Directors will stand for election to a three-year term. The Directors currently in classes are listed below and their respective terms of office expire as of the Annual Meeting of Shareholders in the years listed below:

                                 CLASS I - 2007
                                 --------------
                             Edward F. X. Gallagher
                                 Steven V. Lant
                                Jeffrey D. Tranen

                                 CLASS II - 2008
                                 ---------------
                               Margarita K. Dilley
                                Steven M. Fetter
                                Stanley J. Grubel

                                CLASS III - 2006
                                ----------------
                                Heinz K. Fridrich
                                 E. Michel Kruse

     On February 6, 2006, the Board of Directors increased the number of Directors by one to a total of nine, and elected Mr. Manuel J. Iraola as a Director. Mr. Iraola, as a Director elected by the Board, serves without a class designation until the Annual Meeting. If elected at the Annual Meeting, Mr. Iraola will be a Class III Director with a term expiring at the Annual Meeting of Shareholders in 2009. Heinz K. Fridrich, a Class III Director, will not be standing for reelection at the Annual Meeting as he has reached the age at which the Corporation's By-laws provide that he may not stand for reelection. Mr. Ernest R. Verebelyi is a nominee, proposed by the Board of Directors, for election as a Class III Director with a term expiring at the Annual Meeting of Shareholders in 2009. If elected, Mr. Verebelyi will fill the seat vacated by Mr. Fridrich.

     The nominees for these Directorship positions are set forth in Proposal No. 1 below. Although the Board of Directors does not contemplate that the nominees will be unable to serve, should such a situation arise prior to the Annual Meeting, the proxies will be voted in accordance with the best judgment of the persons acting thereunder.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Board of Directors proposes the following nominees to be elected to the Board of Directors at the Annual Meeting, their terms to expire at the Annual Meeting of Shareholders in the year noted below or until a successor is elected and qualified. The Board of Directors recommends a vote in favor of each such nominee:

                                CLASS III - 2009
                                ----------------
                                 E. Michel Kruse
                                Manuel J. Iraola
                               Ernest R. Verebelyi

VOTE REQUIRED FOR ELECTION OF DIRECTORS

     The nominees for Director receiving a plurality of the votes cast at the Annual Meeting in person or by proxy shall be elected. Abstentions and broker non-votes are voted neither "FOR" nor "AGAINST" and have no effect on the vote but are counted in the determination of a quorum.


             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
             ------------------------------------------------------
                        VOTE "FOR" THIS PROPOSAL NO. 1.
                        -------------------------------

NOMINEES AND OTHER DIRECTORS

     The following table sets forth (i) the name and age of each nominee and of each Director of the Corporation whose term of office continues after the Annual Meeting, (ii) the principal occupation and employment of each person during the past five years, (iii) positions and offices with the Corporation held by each person, and (iv) the period during which each has served as a Director of the Corporation. Each nominee, except Mr. Verebelyi, is currently serving as a Director of the Corporation.

                              PRINCIPAL OCCUPATION AND BUSINESS                                    PERIOD OF
                                 EXPERIENCE DURING THE PAST          POSITIONS OR OFFICES WITH     SERVICE AS
NAME AND AGE                           FIVE YEARS (1)                    THE CORPORATION          DIRECTOR BEGAN
------------                  ---------------------------------      -------------------------    --------------
                              NOMINEES FOR ELECTION AS CLASS III DIRECTORS SERVING FOR A TERM EXPIRING IN 2009
                              --------------------------------------------------------------------------------

Manuel J. Iraola .......      Chairman, President and Chief          Director                        2006
   57                            Executive Officer, The Aloaris
                                 Group, 2002-present; President,
                                 Phelps Dodge Industries, 1995-
[GRAPHIC OMITTED]                2002
                                         Coral Gables, FL

                              PRINCIPAL OCCUPATION AND BUSINESS                                    PERIOD OF
                                 EXPERIENCE DURING THE PAST          POSITIONS OR OFFICES WITH     SERVICE AS
NAME AND AGE                           FIVE YEARS (1)                    THE CORPORATION          DIRECTOR BEGAN
------------                  ---------------------------------      -------------------------    --------------
E. Michel Kruse ........      Retired; Chairman and Senior           Director; Chairman of the       2002
   61                            Advisor - Financial Institutions      Strategy and Finance
                                 Group of UBS Warburg, 2000-2002;      Committee of the
                                 Chief Executive of BHF- Bank AG,      Board of Directors
[GRAPHIC OMITTED]                Frankfurt, Germany, 1997-1999;
                                 Chief Financial Officer and Vice
                                 Chairman of the Board of The
                                 Chase Manhattan Corporation,
                                 1992-1996
                                           Greenwich, CT


Ernest R. Verebelyi ....      Non-executive Chairman,                Nominee for Director              --
   57                            Columbus McKinnon
                                 Corporation, 2005-present;
                                 President-Americas, Terex
[GRAPHIC OMITTED]                Corporation, 2002-2001,
                                 President-Americas and
                                 Mining, Terex Corporation,
                                 2001
                                           Westport, CT




                              INCUMBENT CLASS I DIRECTORS SERVING FOR A TERM EXPIRING IN 2007
                              ---------------------------------------------------------------

Edward F. X. Gallagher        Retired; Chairman of a group           Director                    1999; served
   72                            of transportation companies,                                   as a Director
                                 including Gallagher Truck                                        of Central
[GRAPHIC OMITTED]                Center, Leprechaun Lines,                                          Hudson
                                 and TLC Tours, 1961-2005                                        beginning in
                                           Newburgh, NY                                            1984 (2)


                              PRINCIPAL OCCUPATION AND BUSINESS                                    PERIOD OF
                                 EXPERIENCE DURING THE PAST          POSITIONS OR OFFICES WITH     SERVICE AS
NAME AND AGE                           FIVE YEARS (1)                    THE CORPORATION          DIRECTOR BEGAN
------------                  ---------------------------------      -------------------------    --------------
Steven V. Lant .........      Present positions since April 2004;    Chairman, President and         2002
   48                            President and Chief Executive         Chief Executive Officer of
                                 Chief Executive Officer of            the Corporation; Chairman
[GRAPHIC OMITTED]                Officer of the Corporation, the       and Chief Executive
                                 Corporation; Chairman 2003-2004;      Officer of Central Hudson;
                                 Chief Operating and Chief             Chairman, President and
                                 Executive Officer and Chief           Chief Executive Officer
                                 Financial Officer of Central          of CHEC; Director of
                                 Hudson; Officer of the                the Corporation, of
                                 Corporation, Chairman, President      Central Hudson, and
                                 and 2002-2003; Chief Financial        of CHEC
                                 Chief Executive Officer Officer
                                 of the Corporation, of of CHEC;
                                 Director of Central Hudson, and
                                 of Central the Corporation, of
                                 Hudson Energy Services, Inc.
                                 Central Hudson, and ("CH
                                 Services"), 2001-2002; Chief of
                                 CHEC Financial Officer and
                                 Treasurer of the Corporation, of
                                 Central Hudson, and of CH
                                 Services, 1999-2001
                                         Poughkeepsie, NY

Jeffrey D. Tranen ......      Senior Managing Director, Lexecon,     Director                        2004
   59                            an FTI Company, MA; Director,
                                 Doble Engineering Company, MA;
                                 Director, Oglethorpe Power
[GRAPHIC OMITTED]                Corporation, GA, 2000-2004;
                                 Director, Earthfirst
                                 Technologies Incorporated, FL,
                                 2001-2002; President and Chief
                                 Operating Officer, Sithe
                                 Northeast Inc., New York,
                                 1999-2000; President and Chief
                                 Executive Officer, California
                                 Independent System Operator, CA,
                                 1997-1999; President, New
                                 England Power Company, 1993-1997
                                          New York, NY


                              INCUMBENT CLASS II DIRECTORS SERVING FOR A TERM EXPIRING IN 2008
                              ----------------------------------------------------------------

Margarita K. Dilley ....      Consultant; Vice President, Chief      Director                        2004
   48                            Financial Officer, and Director
                                 of Astrolink International LLC,
                                 1998-2004; Director of Strategy
[GRAPHIC OMITTED]                & Corporate Development and
                                 Treasurer of INTELSAT, 1992-
                                 1998; Treasurer, Comsat
                                 Corporation, 1987-1992
                                         Washington, D.C.

                              PRINCIPAL OCCUPATION AND BUSINESS                                    PERIOD OF
                                 EXPERIENCE DURING THE PAST          POSITIONS OR OFFICES WITH     SERVICE AS
NAME AND AGE                           FIVE YEARS (1)                    THE CORPORATION          DIRECTOR BEGAN
------------                  ---------------------------------      -------------------------    --------------
Steven M. Fetter ......       President, Regulation UnFettered;      Director; Chairman of the       2002
   53                            Board member and former Chairman      Audit Committee of the
                                 of the National Regulatory Research   Board of Directors
                                 Institute (at Ohio State University);
[GRAPHIC OMITTED]                Group Head and Managing
                                 Director, Global Power Group,
                                 FitchRatings, 1998-2002;
                                 Chairman and Commissioner of the
                                 Michigan Public Service
                                 Commission, 1987-1993; Acting
                                 Associate Deputy Under Secretary
                                 of Labor, U.S. Department of
                                 Labor, 1987
                                           Henderson, NV

Stanley J. Grubel .....       Consultant; Director, Asyst            Director; Chairman of           1999;
   63                            Technologies, Inc., CA; Vice          the Compensation           served as
                                 President and General Manager,        Committee of the           a Director
                                 Philips Semiconductor                 Board of Directors         of Central
[GRAPHIC OMITTED]                Manufacturing, Inc., 2000-2001;                                    Hudson
                                 Chief Executive Officer, MiCRUS,                                beginning in
                                 1995-2000                                                          1999(2)
                                           Irvington, NY


------------------------------
(1)  Based on information furnished to the Corporation as of December 31, 2005.

(2) Resigned as a Director of Central Hudson, effective December 15, 1999, when Central Hudson became a subsidiary of Energy Group.

                          GOVERNANCE OF THE CORPORATION

     The Board of Directors has nine members.

     During 2005, the Board of Directors held seven meetings and the Committees held a total of twenty-six meetings. No Director attended fewer than 75% of (i) all of the Board meetings held in the last year or (ii) the total number of meetings held by all Committees of the Board on which any Director served. All Directors serving on each of the Governance and Nominating Committee and the Strategy and Finance Committee attended all of their respective Committee meetings. The Directors serving on the Audit Committee and the Compensation Committee attended more than 75% of their respective Committee meetings.

     The Board of Directors has adopted statements of governance principles set forth in a document entitled "Corporate Governance." Section I of this document sets forth the Corporation's statement of "Our Principles and Culture." Section II of this document sets forth the Corporation's statement of "Our Governance Guidelines." The entire document is available on the Corporation's Internet site at www.chenergygroup.com. A copy of the Corporation's governance principles may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

DIRECTOR INDEPENDENCE

     The Board of Directors makes determinations regarding whether individual Directors are "independent" for purposes of applicable corporate governance rules promulgated by the Securities and Exchange Commission and New York Stock Exchange listing standards based on all relevant facts and circumstances. To be considered "independent" for purposes of the director qualification standards, the Board must affirmatively determine that the Director has no material relationship with the Corporation, directly or as an officer, shareholder or partner of an organization that has a relationship with the Corporation. The Board broadly considers all relevant facts and circumstances. In this connection, the Board applies the following standards:

     o    In no event will a Director be considered "independent" if:

          (A)  within the preceding three years:

                    (i)   the Director was employed by the Corporation;

                    (ii) any member of the Director's immediate family was employed by the Corporation as an executive officer;

                    (iii) the  Director  or any  member of his or her  immediate family received more than $100,000 during a twelve-month period in direct compensation from the Corporation (other than director's fees and pension or other forms of deferred compensation for prior service with the Corporation); or

                    (iv) an executive officer of the Corporation was on the compensation committee of the board of directors of an entity that employed either the Director or any member of his or her immediate family as an executive officer; or

          (B)       (i)   the  Director  or any  member of his or her  immediate
                          family is a current partner of a firm that is the Corporation's internal or external auditor;

                    (ii)  the Director is a current employee of such a firm;

                    (iii) any member of the immediate  family of the Director is a current employee of such a firm and participates in the firm's audit, assurance or tax compliance (but not tax planning) practice; or

                    (iv) the Director or any member of his or her immediate family was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Corporation's audit within that time; or

          (C) the Director is a current employee, or an immediate family member of the Director is a current executive officer, of an entity that has made payments to, or received payments from, the Corporation for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other entity's consolidated gross revenues.

     In addition, the following standards identify categories of relationships that will not be considered as material relationships that would impair a Director's independence:

     o Transactions between the Corporation and another entity with which a Director or a member of a Director's immediate family is affiliated --

                    (i) if the transactions occurred more than three years prior to the determination of independence, or

                    (ii) if the transactions occur in the ordinary course of business and are consistent with other arm's length transactions in which the Corporation has engaged with third parties, unless

                              (a) the Director is a current employee, executive officer, director, or owner of 5% or more of the voting stock of the other entity, or a member of the Director's immediate family is a current employee, executive officer, director or owner of 5% or more of the voting stock of the other entity, and

                              (b) such transactions represent, in any of the last three fiscal years, more than the greater of $1 million or 2% of the other entity's consolidated gross revenues; and

     o    Discretionary   charitable   contributions   by  the   Corporation  to
          non-profit entities with which a Director or a member of the Director's immediate family is affiliated, if such contributions

                    (i)   occurred   more  than   three   years   prior  to  the
                          determination of independence, or

                    (ii) are consistent with the Corporation's philanthropic practices, unless

                          (a) the  Director  or  family   member  is  a  current
                              executive officer, director or trustee of the entity and

                          (b) the Corporation's  contributions represent, in any
                              of the last three fiscal years, more than the greater of $1 million or 2% of such entity's consolidated gross revenues.

     Annually, the Board will review all relationships between the Corporation and its Directors, including but not limited to commercial, charitable and educational relationships, to determine whether Directors are independent under the standards described above. For relationships not qualifying as immaterial under the categorical standards listed above, the determination of whether the relationship is material, and therefore whether the Director is independent, shall be made by the Directors who satisfy the above independence guidelines. The Corporation will explain in its next proxy statement the basis for any Board determination that a relationship was not material despite the fact that it did not meet the categorical standards of immateriality set forth in the above guidelines.

     An Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board Committee, (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from the Corporation or any subsidiary thereof, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the listed issuer (provided that such compensation is not contingent in any way on continued service); or (ii) be an affiliated person of the Corporation or any subsidiary thereof.

     As a result of its annual review, the Board has determined that all of the Directors are independent, with the exception of Mr. Steven Lant. Mr. Lant is not independent because he is an executive officer of the Corporation.

     Only independent Directors serve on the Corporation's Audit Committee, Governance and Nominating Committee, and Compensation Committee.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Corporation's standing Committees are the Audit Committee, the Compensation Committee, the Governance and Nominating Committee, and the Strategy and Finance Committee. These Committees are described below. Based on the recommendation of the Governance and Nominating Committee, the Executive Committee designated by the Board of Directors at the 2003 Annual Meeting of the Board, although permitted by the By-laws, was dissolved by Board action on April 26, 2004. The Board of Directors has not designated an Executive Committee to serve since that date.

AUDIT COMMITTEE

     The members of the Audit Committee are Margarita K. Dilley, Steven M. Fetter, Heinz K. Fridrich, and Edward F. X. Gallagher. Mr. Fetter is the Chairman of the Audit Committee. The Audit Committee met nine times in 2005. The Chairman of the Audit Committee and other members of the Audit Committee also met telephonically prior to the issuance of the Corporation's first quarter 2005 and second quarter 2005 earnings releases to discuss those releases. The Committee subsequently decided to consider discussions of this kind as meetings of the Committee, beginning with the Committee's discussions of the third quarter 2005 earnings release.

     The Board of Directors has determined that these Committee members have no material relationships with the Corporation (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Corporation) and meet the New York Stock Exchange listing standards and the Corporation's categorical standards for independence.

     The Board of Directors has determined that Margarita K. Dilley meets the Securities and Exchange Commission criteria for an "audit committee financial expert" and the New York Stock Exchange standard of having accounting or related financial management expertise. Ms. Dilley's extensive background and experience includes serving as the Chief Financial Officer of Astrolink International LLC.

     The functions of the Audit Committee are to assist the Board of Directors in its oversight of (a) the accounting and financial reporting processes of the Corporation, and (b) the auditing of the financial statements of the
Corporation, and those functions are further discussed in the Report of the Audit Committee, which is set forth beginning on page 17 of this proxy statement.

     The Audit Committee operates under a written Charter which sets out the functions and responsibilities of this Committee. A copy of the Charter is available on the Corporation's Internet site at www.chenergygroup.com and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

COMPENSATION COMMITTEE

     The members of the Compensation Committee are Stanley J. Grubel,  Margarita
K. Dilley, and Jeffrey D. Tranen. Mr. Grubel is the Chairman of the Compensation Committee. The Compensation Committee met nine times in 2005.

     The Board of Directors has determined that these Committee members have no material relationships with the Corporation (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Corporation) and meet the New York Stock Exchange listing standards and the Corporation's categorical standards for independence.

     The functions of the Compensation Committee are (a) to assist the Board of Directors in its oversight of the executive and Director compensation and benefits programs of the Corporation and (b) to produce, in accordance with the rules of the Securities and Exchange Commission, an annual report on executive compensation for inclusion in the Corporation's annual proxy statement.

     The Compensation Committee operates under a written Charter which sets out the functions and responsibilities of this Committee. A copy of the Charter is available on the Corporation's Internet site at www.chenergygroup.com and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

GOVERNANCE AND NOMINATING COMMITTEE

     The members of the Governance and Nominating Committee are Steven M. Fetter, Heinz K. Fridrich, and E. Michel Kruse. Mr. Fridrich is the Chairman of the Governance and Nominating Committee. The Governance and Nominating Committee met four times in 2005.

     The Board of Directors has determined that these Committee members have no material relationships with the Corporation (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Corporation) and meet the New York Stock Exchange listing standards and the Corporation's categorical standards for independence.

     The functions of the Governance and Nominating Committee are to assist the Board of Directors in (a) organizing itself to effectively carry out its responsibilities and (b) nominating for election to the Board persons who have experience, backgrounds, and skills appropriate for the current needs of the Corporation.

     The Governance and Nominating Committee operates under a written Charter which sets out the functions and responsibilities of this Committee. A copy of the Charter is available on the Corporation's Internet site at www.chenergygroup.com and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

STRATEGY AND FINANCE COMMITTEE

     The members of the Strategy and Finance Committee are Edward F. X. Gallagher, Stanley J. Grubel, E. Michel Kruse, Steven V. Lant, and Jeffrey D. Tranen. Mr. Kruse is the Chairman of the Strategy and Finance Committee.

     The functions of the Strategy and Finance Committee are to assist the Board of Directors in its oversight of the Corporation's strategic direction, business and financial planning, financing policies, and consistent implementation of business plans.

     The Strategy and Finance Committee operates under a written Charter which sets out the functions and responsibilities of this Committee. A copy of the Charter is available on the Corporation's Internet site at www.chenergygroup.com and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

DIRECTOR NOMINATION PROCESS

     The Governance and Nominating Committee of the Board of Directors is responsible for identifying, evaluating, and recommending to the Board nominees for election as Directors of the Corporation.

     The Governance and Nominating Committee seeks to nominate persons for election to the Board of Directors who have experience, backgrounds, and skills appropriate for the current needs of the Corporation. In carrying out the nomination process, the Governance and Nominating Committee works to identify potential candidates and welcomes recommendations from other members of the Board, members of management, shareholders, and other interested persons. From time to time, the Governance and Nominating Committee also may retain a professional search firm to assist in identifying and evaluating candidates. In this connection, Mr. Manuel J. Iraola, who was recently elected as a Director of the Corporation and who is standing for election as a Class III Director at this Annual Meeting, and Mr. Ernest R. Verebelyi, a nominee standing for election as a Class III Director at this Annual Meeting, were each recommended to the Governance and Nominating Committee by the professional search firm of Russell Reynolds Associates, Inc. as a potential candidate for election to the Board.

     On an annual basis, the Governance and Nominating Committee reviews the current size, composition, and organization of the Board and of its Committees, determines future needs, and makes recommendations to the Board as appropriate. The Governance and Nominating Committee evaluates Director candidates, including incumbent Directors, and seeks to recommend nominees who would strengthen the Board and fill needs for particular skills or attributes among the Directors. This evaluation is performed in the context of Board-approved "Criteria for Selecting New Directors" and of Sections 2, 3, 4, and 5 of the Corporation's Governance Guidelines. These Sections of the Governance Guidelines relate to the functions of the Board, the responsibilities and duties of Directors, the desired qualifications of Directors, and the requirement that a majority of Directors be independent in accordance with the Listed Company Manual of the New York Stock Exchange. The Corporation's "Criteria for Selecting New Directors" and its Governance Guidelines are available on the Corporation's Internet site at www.chenergygroup.com and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879. All potential candidates, including persons recommended by security holders, are evaluated in the same manner and according to the same standards.

     When the Governance and Nominating Committee identifies a candidate that merits in-depth consideration, the Committee invites the Chairman of the Board, President and Chief Executive Officer to assess the person's qualifications and to discuss his views about the person with the Committee; this assessment may involve the Chairman of the Board, President and Chief Executive Officer meeting with the person.

     When a candidate is identified by the Governance and Nominating Committee as a potential nominee for election as a new Director of the Corporation, at least two members of the Governance and Nominating Committee meet with the person in face-to-face interviews. Subsequently, the Governance and Nominating Committee meets to discuss and consider candidates' qualifications and then chooses, by majority vote of the Committee members, the persons it wishes to recommend to the Board as nominees for election as Directors of the Corporation.

     A shareholder wishing to recommend a person for consideration as a potential candidate for election to the Board of Directors may do so by sending a written communication to the Governance and Nominating Committee in care of the Corporate Secretary at 284 South Avenue, Poughkeepsie, New York 12601-4879. The submission to the Governance and Nominating Committee must include (a) a written statement signed by the potential candidate confirming that he or she wishes to be considered as a candidate and would be willing and able to serve as a Director if elected and (b) a writing signed by the shareholder that includes sufficient information and specificity to (i) enable the Governance and Nominating Committee to confirm the writer's status as a shareholder of the Corporation and (ii) allow the Governance and Nominating Committee to evaluate the potential candidate in the context of the Corporation's "Criteria for Selecting New Directors" and its Governance Guidelines.

BOARD MEMBER ATTENDANCE AT ANNUAL MEETING OF SHAREHOLDERS

     Directors are expected to attend the Annual Meeting of Shareholders, and it is the practice of the Corporation to introduce each Director at the Annual Meeting of Shareholders.

     Each of the current members of the Corporation's Board of Directors, except for Mr. Iraola, attended the 2005 Annual Meeting of Shareholders. Mr. Iraola became a member of the Board of Directors in February 2006.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Only independent Directors served on the Compensation Committee in 2005. Mr. Grubel served as the Chairman of the Compensation Committee in 2005. Ms. Dilley and Mr. Tranen continue to be members of the Compensation Committee. No inside Directors serve on this Committee. No Compensation Committee interlock relationships existed in 2005 for the Corporation or its subsidiary companies.

CODE OF BUSINESS CONDUCT AND ETHICS

     The Corporation has a Code of Business Conduct and Ethics that sets forth the commitment of the Corporation to conduct its business in accordance with the highest ethical standards and all applicable laws, rules, and regulations. The Code of Business Conduct and Ethics, adopted by the Board of Directors, states the guiding principles by which the Corporation operates and conducts its daily business with its shareholders, customers, suppliers, government authorities, and employees. These principles apply to all Directors, officers, and employees.

     Employees are encouraged to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Business Conduct and Ethics.

     Section II of the Code of Business  Conduct and Ethics,  in accordance with
Section 406 of the Sarbanes-Oxley Act of 2002, constitutes the Corporation's Code of Ethics for Senior Financial Officers. This section, in conjunction with the remainder of the Code of Business Conduct and Ethics, is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A copy of the Code of Business Conduct and Ethics is available on the Corporation's Internet site at www.chenergygroup.com. The Corporation has also filed a copy of the Code of Business Conduct and Ethics with the Securities and Exchange Commission as an exhibit to the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003. A copy of the Corporation's Code of Business Conduct and Ethics may also be obtained free of charge by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

     If the Corporation's Board of Directors amends Section II of the Code of Business Conduct and Ethics or grants any waiver to Section II of the Code of Business Conduct and Ethics, which waiver relates to issues concerning actual or apparent conflicts of interest, disclosures in the Corporation's Securities and Exchange Commission filings or public communications, compliance with laws, rules, or regulations, or internal compliance with the Code of Business Conduct and Ethics within the Corporation, the Corporation will post such information on its Internet site at www.chenergygroup.com.

COMPENSATION OF DIRECTORS OF THE BOARD

     The Corporation's director compensation program is designed to enhance the Corporation's ability to attract and retain highly qualified Directors and to align their interests with the long-term interests of the Corporation's shareholders. The program consists of both a cash component, designed to compensate non-employee Directors for their service on the Board and its Committees, and an equity component, designed to align the interests of non-employee Directors and shareholders. Directors who are employees of the Corporation receive no compensation for their services on the Board.

     CASH COMPENSATION. Each non-employee Director is entitled to receive an annual cash retainer of $50,000. The cash retainer is paid quarterly in advance in four equal installments to each person serving as a non-employee Director at the time when the particular quarterly payment is made.

     Non-employee Directors who serve as a Committee Chair or Lead Independent Director of the Board receive an additional annual retainer. Mr. Fridrich received an annual retainer in the amount of $7,500 for his service as Lead Independent Director of the Board and an annual retainer of $7,500 for his service as Chairman of the Governance and Nominating Committee. Mr. Grubel received an annual retainer of $7,500 for his service as Chairman of the Compensation Committee. Mr. Fetter received an annual retainer of $10,000 for his service as Chairman of the Audit Committee. Mr. Kruse received an annual retainer of $7,500 for his service as Chairman of the Strategy and Finance Committee.

     EQUITY COMPENSATION. The equity component of annual compensation for each non-employee Director is fixed at a number of phantom shares of the Corporation's Common Stock having an aggregate value approximately equal to $50,000. These shares are credited to each Director's account under the
Directors and Executive Deferred Compensation Plan. The program requires this credit to remain invested in phantom shares until the termination of the Director's service on the Board and to be paid only in cash after termination of Board service. The number of phantom shares to be credited to each Director's account will be calculated on the basis of the closing price of the Corporation's Common Stock on the first Tuesday following the first Monday of January in each year. The phantom shares will be credited in four equal installments to the account of each person serving as a non-employee Director at the time when the particular quarterly installment is credited.

     For additional information regarding the Directors and Executives Deferred Compensation Plan, please see the subcaption "Directors and Executives Deferred Compensation Plan" at page 26 of this proxy statement.


STOCK PLAN FOR OUTSIDE DIRECTORS

     In 2003, the Corporation amended the Stock Plan for Outside Directors ("Stock Plan") to provide that no further benefits would be earned under the Stock Plan for service as a non-employee Director following July 1, 2003. In addition, the Stock Plan was amended to provide each current non-employee Director with a one-time opportunity to elect to receive, in lieu of receiving any benefits under the Stock Plan, a credit of phantom shares of Common Stock to his or her account under the Directors and Executives Deferred Compensation Plan, which credit was in an amount equal to the actuarial equivalent of the benefits he or she had earned under the Stock Plan. All of the then-current non-employee Directors elected to receive the phantom shares of Common Stock. Therefore, the Stock Plan currently is maintained solely for the benefit of non-employee Directors who retired from the Board prior to July 1, 2003. The Stock Plan was also amended to provide that all distributions to those retired non-employee Directors will be made in cash rather than in shares of Common Stock. Six former Directors continue to receive benefits under this plan.

     For additional information, see the subcaption "Directors and Executives Deferred Compensation Plan" at page 26 of this proxy statement.


LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN

     The Corporation's Long-Term Performance-Based Incentive Plan, approved by shareholders at the 2000 Annual Meeting of Shareholders and subsequently amended, became effective January 1, 2000 (as amended, the "Incentive Plan"). The purposes of the Incentive Plan are to provide key executives with long-term compensation incentives that are tied to performance and to create increased shareholder value, and for non-employee Directors, to provide additional equity compensation. With respect to non-employee Directors, the Incentive Plan permits, upon authorization of the Compensation Committee, an annual grant of a non-qualified stock option for the purchase of 1,000 shares of Common Stock to each non-employee Director. If such grant were made, the option would have an exercise price equal to the fair market value of Common Stock on the date of grant, would have a term of ten years, and would have been exercisable on and after the date of grant. The Compensation Committee has determined that, consistent with the Corporation's goals and objectives, it will likely be more appropriate in the future for non-employee Directors to receive phantom shares of Common Stock under the Directors and Executives Deferred Compensation Plan rather than stock options pursuant to the Incentive Plan. For additional information, see the subcaption "Compensation of Directors of the Board" on page 13 of this proxy statement and the subcaption "Directors and Executives Deferred Compensation Plan" at page 26 of this proxy statement.

     The Board of Directors of the Corporation has adopted a Long-Term Equity Incentive Plan and is submitting the adoption of that plan to the shareholders for approval at the Annual Meeting. Upon shareholder approval of the
Corporation's Long-Term Equity Incentive Plan, the Long-Term Performance-Based Incentive Plan will terminate and no new awards will be granted under such plan, although outstanding awards granted under the plan will continue in accordance with their terms and the provisions of the Long-Term Performance-Based Incentive Plan.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table lists the number of shares of equity securities of the Corporation beneficially owned by each of the Directors, each executive officer listed in the table under the caption "Executive Compensation," by beneficial owners of more than 5% of the Corporation's Common Stock, and by all Directors and executive officers of the Corporation as a group:

                                                            AMOUNT AND NATURE OF          % OF THE
                                                           BENEFICIAL OWNERSHIP OF      CORPORATION'S
                                                              THE CORPORATION'S            COMMON
     NAME OF BENEFICIAL OWNER                                COMMON STOCK (1)(2)          STOCK (3)
     ----------------------------                         -------------------------    ---------------
     Margarita K. Dilley ...............................                 0              Less than 1%
     Steven M. Fetter ..................................             2,310              Less than 1%
     Heinz K. Fridrich .................................             8,799              Less than 1%
     Edward F. X. Gallagher ............................             8,157              Less than 1%
     Stanley J. Grubel .................................             5,750              Less than 1%
     E. Michel Kruse ...................................             1,100              Less than 1%
     Steven V. Lant (7) ................................            12,018              Less than 1%
     Jeffrey D. Tranen .................................                 0              Less than 1%
     Christopher M. Capone .............................                56              Less than 1%
     Joseph J. DeVirgilio, Jr. (7) .....................             4,150              Less than 1%
     Carl E. Meyer (7) .................................             8,353              Less than 1%
     Arthur R. Upright .................................             4,176              Less than 1%
     Barclays Global Investors, NA (4) .................           892,018              5.66%
     Gabelli Asset Management Inc. (5) .................         1,495,150              9.24%
     Manulife Financial Corporation (6) ................         1,061,622              6.73%
     All Directors and Executive Officers as a Group
       (15 Persons) ....................................            59,105              Less than 1%

----------------------------
(1) Based on information furnished to the Corporation by the Directors and executive officers of the Corporation as of December 31, 2005.

(2) Includes shares of Common Stock that may be acquired through the exercise of options that are exercisable currently. The persons who have such options and the number of shares which may be acquired is as follows: Mr. Fetter (1,000); Mr. Fridrich (4,000); Mr. Gallagher (4,000); Mr. Grubel (4,000); Mr. Kruse (1,000); Mr. Lant (6,960); all other executive officers as a group (8,260).

(3) The percentage ownership calculation for each beneficial owner has been made on the basis of the amount of outstanding shares of the Corporation's Common Stock as of the record date.

(4) Based upon a Schedule 13G filed with the Securities and Exchange Commission on January 26, 2006, by Barclays Global Investors, NA on behalf of:
     Barclays Global Investors, NA, Barclays Global Fund Advisors, Barclays Global Investors, Ltd, and Barclays Global Investors Japan Trust And Banking Company Limited. As reported on said Schedule 13G, as of December 31, 2005, the Corporation's Common Stock is beneficially owned as follows:
     Barclays Global Investors, NA--526,156 (3.34%) and Barclays Global Fund Advisors, 365,862 (2.32%). The principal business address for each of the foregoing is 45 Fremont Street, San Francisco, California 94105. In addition, Barclays PLC filed a Schedule 13G with the Securities and Exchange Commission on February 9, 2006, on behalf of Barclays Bank PLC and other entities, reporting as of December 31, 2005, the Corporation's Common Stock is beneficially owned as follows: Barclays Bank PLC--23,154 (0.15%). The principal business address for Barclays Bank PLC is 54 Lombard Street, London, England EC3P 3AH.

(5) Based upon a Schedule 13 D/A filed with the Securities and Exchange Commission on December 5, 2002, by Gabelli Asset Management Inc. on behalf of: Gabelli Funds, LLC, GAMCO Investors, Inc., MJG Associates, Inc., Gabelli & Co. Inc. Profit Sharing Plan, Gabelli Foundation, Inc., and Gabelli Group Capital Partners, Inc. As reported on said Schedule 13 D/A, as of September 30, 2002, the Corporation's Common Stock is beneficially owned as follows: Gabelli Funds--369,400 (2.28%), GAMCO--1,116,250 (6.90%),
     Gabelli Foundation, Inc.--6,000 (0.04%), Gabelli & Co. Inc. Profit Sharing Plan--2,000 (0.01%), MJG Associates--1,500 (0.01%). GAMCO does not have the authority to vote 51,800 of the reported shares. The principal business address for each of the foregoing, other than MJG Associates and Gabelli Foundation is One Corporate Center,

     Rye, New York 10580. The principal business address for MJG Associates is 8 Sound Shore Drive, Greenwich, Connecticut 06830. The principal business address for Gabelli Foundation is 165 West Liberty Street, Reno, Nevada 89501.

(6) Based upon a Schedule 13G/A filed by Manulife Financial Corporation with the Securities and Exchange Commission on February 9, 2006. As reported on said Schedule 13G/A, as of December 31, 2005, the Corporation's Common Stock is beneficially owned as follows: Manulife Financial Corporation's indirect wholly owned subsidiaries John Hancock Advisers, LLC--1,056,200
     (6.7%) and MFC Global Investment Management (U.S.A.) Limited--5,422 (0.03%). Manulife Financial Corporation does not have the authority to vote the shares held by either of John Hancock Advisers, LLC or MFC Global. The principal business address for Manulife Financial Corporation and MFC Global Investment Management (U.S.A.) Limited is 200 Bloor Street, East, Toronto, Ontario, Canada M4W 1E5. The principal business address for John Hancock Advisers, LLC is 601 Congress Street, Boston, Massachusetts 02210.

(7) Certain of the named executives have deferred compensation under a benefit plan and hold phantom shares. Such shares are not reflected on this table as they are payable only in cash. For further information concerning these holdings, see footnote 5 to the Summary Compensation Table.

STOCK EQUIVALENTS OWNERSHIP OF DIRECTORS

     The following table sets forth the number of phantom shares of Common Stock, as of December 31, 2005, credited to the accounts of the Corporation's participating non-employee Directors under the Directors and Executives Deferred Compensation Plan, including reinvested dividends (rounded to the nearest whole number). Under the Directors and Executives Deferred Compensation Plan, payments are made in cash and are generally made following termination of service as a Director based on the market value of the Common Stock at the time of termination. For additional information, see the subcaption "Directors and Executives Deferred Compensation Plan" at page 26 of this proxy statement.

             NAME                                     NUMBER OF PHANTOM SHARES
             ----                                     ------------------------
             Margarita K. Dilley ....................           1,082
             Steven M. Fetter .......................           2,825
             Heinz K. Fridrich ......................           3,749
             Edward F. X. Gallagher .................           3,739
             Stanley J. Grubel ......................           3,329
             Manuel J. Iraola .......................               0(a)
             E. Michel Kruse ........................           2,692
             Jeffrey D. Tranen ......................           4,217
             Total (b) (c) ..........................          21,633

------------------------
(a) The data in this table is as of December 31, 2005. Mr. Iraola became a director on February 6, 2006.

(b) The total for each individual is less than 1% of the outstanding shares of Common Stock, and the total for the group of all participating non-employee Directors (7 persons) is less than 1% of the outstanding shares of Common Stock, both percentages calculated as of the record date.

(c) Mr. Lant is an employee-Director, and is therefore not included in the above table because Mr. Lant does not receive compensation for his service as a Director of the Corporation.

INSURANCE

     The Corporation provides liability insurance for its Directors and officers. Federal Insurance Company (CHUBB), Associated Electric and Gas Insurance Services, Ltd., Energy Insurance Mutual, and American International Companies are the principal underwriters of the current coverage, which extends until June 1, 2006. The annual cost of this coverage is approximately $988,000.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is comprised of Directors who have no material relationship with the Corporation (either directly or as a partner, shareholder, or officer of an organization that has a relationship with the Corporation) and meet the New York Stock Exchange listing standards and the Corporation's categorical standards for independence. The Audit Committee operates under a written Charter adopted by the Board of Directors, which is available at the Corporation's Internet site at www.chenergygroup.com and may also be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, New York 12601-4879.

     The members of the Audit Committee are Margarita K. Dilley, Steven M. Fetter, Heinz K. Fridrich, and Edward F. X. Gallagher. Mr. Fetter is the Chairman of the Audit Committee. The Audit Committee had nine meetings during 2005.

     In performing its duties, the Audit Committee (i) reviews the scope of the audit by the Corporation's independent accountants, PricewaterhouseCoopers LLP, and related matters pertaining to the examination of the financial statements;
(ii) reviews and evaluates, at least once a year, the qualifications, independence, and performance of the independent accountants (which includes an evaluation of the lead partner of the independent accountants); (iii) examines the adequacy of the Corporation's internal control over financial reporting and the Corporation's and its subsidiary companies' internal audit activities; (iv) reviews the nature and extent of audit and non-audit services and pre-approves such services provided by the Corporation's independent accountants; (v) consults at least three times a year with the independent accountants regarding financial issues; (vi) makes recommendations to the Board of Directors on the foregoing matters as well as on the appointment of the Corporation's independent accountants; (vii) meets regularly with the Corporation's Internal Auditing
Manager and Controller; and (viii) reviews quarterly and annual financial statements and earnings releases filed with the Securities and Exchange Commission.

     In 2005, the Audit Committee met with management periodically during the year to consider the adequacy of the Corporation's internal control over financial reporting and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Corporation's independent accountants and with appropriate Corporation financial personnel and internal auditors. The Audit Committee also discussed with the Corporation's senior management and independent accountants the process used for certifications by the Corporation's Chief Executive Officer and the Chief Financial Officer, which certifications are required for certain of the Corporation's filings with the Securities and Exchange Commission.

     The Audit Committee also met privately at its regular meetings with both the independent accountants and the Internal Auditing Manager, as well as with the Controller.

     For 2005, the Audit Committee has:

     1. reviewed and discussed the audited financial statements with management;

     2. discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented;

     3. received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with and affirmed the independence of PricewaterhouseCoopers LLP from the management of the Corporation and its subsidiary companies; and

     4. received the reports of the Chief Executive Officer and the Chief Financial Officer relating to their evaluation of the Corporation's internal control over financial reporting.

     Based on the review and discussions referred to above and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Corporation's Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the Securities and Exchange Commission.

                                       Steven M. Fetter, Chairman
                                       Margarita K. Dilley
                                       Heinz K. Fridrich
                                       Edward F. X. Gallagher

     The Audit Committee also considered whether the provision of services for which fees were paid under the captions "Audit-Related Fees," "Tax Fees," and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

     The Audit Committee has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Corporation's independent public accountants for 2006. Although shareholder approval of the Audit Committee's appointment is not required by law, the Board of Directors believes that it is good corporate governance to give shareholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection.

     Even if the appointment is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year if it determines that such a change would be in the best interests of the Corporation and its shareholders.

     Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. The PricewaterhouseCoopers representatives will be given the opportunity to make a statement if desired and will be available to respond to appropriate questions from shareholders.

     Information on fees billed by PricewaterhouseCoopers LLP to the Corporation during 2005 and 2004 is provided below:


PRINCIPAL ACCOUNTING FEES AND SERVICES
PRICEWATERHOUSECOOPERS LLP                                                    2005             2004
--------------------------                                                  --------         ---------
Audit Fees ..............................................................   $712,000          $535,100
Audit-Related Fees
  Includes accounting research (2005) and SEC comment letter
    review (2004) .......................................................    $26,000           $20,000
Tax Fees
  Includes review of consolidated federal and state income tax returns
    and tax research ....................................................    $25,000           $44,800
                                                                            --------         ---------
All Other Fees
  Includes software licensing fee for accounting research tool and
    consultation regarding competitive business subsidiaries (2004) .....     $1,500            $2,300
TOTAL ...................................................................   $764,500          $602,200

     The Audit Committee has adopted guidelines regarding pre-approval of the services to be provided by the Corporation's independent accountants. These guidelines require that the Audit Committee review and approve, prior to the start of the fiscal year, (i) an engagement letter for audit services from the independent accountants, outlining the scope of the audit services to be provided during the next fiscal year and including a fee proposal for such services, and (ii) a list of and a budget for non-audit services that management recommends be provided by the independent accountants during the next fiscal year.

     Management and the independent accountants will confirm that the recommended non-audit services are permissible under all applicable requirements. The Corporation has adopted a list of specific audit and non-audit services that may be provided by the independent accountants.

     If the scope or cost of the audit or non-audit services requires changes during the fiscal year, the Audit Committee's procedures enable the Chairman of the Audit Committee to approve such changes, up to certain dollar limits, and to report on any such changes at the next Audit Committee meeting. The Corporation's Vice President of Accounting and Controller is responsible for tracking all independent accountant fees against the budgets for audit and non-audit services and reporting on such budget issues at least annually to the Audit Committee.

     In 2005, the Audit Committee approved all of the fees set forth in the table above under the captions "Audit-Related Fees," "Tax Fees," and "All Other Fees."

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors is composed entirely of persons determined by the Corporation's Board of Directors to be independent directors under the applicable standards of Section 303A of the New York Stock Exchange Listed Company Manual and the Corporation's categorical standards of independence. Each member of the Compensation Committee also qualifies as (i) a non-employee director under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended and (ii) as an outside director for purposes of Section 162(m) of the Internal Revenue Code. The Compensation Committee submits this report to summarize the policies that the Committee applied in making executive compensation decisions with respect to 2005.


COMPENSATION OBJECTIVES AND METHODOLOGY

     The Compensation Committee seeks to achieve an executive compensation program that attracts, retains, and motivates executive officers to create long-term shareholder value. The design of the executive compensation program is intended to incorporate base salary, annual short-term incentives, long-term incentives, and retirement benefits which, in aggregate, result in a total remuneration program that is approximately at the median for persons with similar responsibilities in the relevant competitive marketplace.

     In consultation with an independent compensation consulting firm, the Compensation Committee annually reviews data from proxy statements and the consulting firm's independent database to assess the Corporation's relative competitive position on the following components of executive compensation:

     o   base salary;

     o   annual short-term incentives; and

     o   long-term incentives.

     In making this assessment of relative compensation levels in the marketplace, the Compensation Committee recognizes that job responsibilities of persons with particular titles may vary substantially from company to company, and that a person's title is not necessarily descriptive of a person's duties. In this regard, and to provide an appropriate breadth of information on compensation levels and types of job responsibilities, the Compensation Committee's independent consultant uses its own proprietary database to assess the compensation practices of 37 electric and natural gas utilities and energy services companies in the United States (the "Comparator Group") to identify for the Committee the compensation levels being paid in the relevant competitive marketplace to persons with responsibilities that are similar in scope to the responsibilities of the Corporation's executive officers.

     With  respect  to  the   compensation  of  each  executive   officer,   the
Compensation Committee considers the person's level and complexity of responsibility, experience and skills, and over-all performance in his or her position. In this connection, Steven V. Lant, as Chairman of the Board, President and Chief Executive Officer, provides the Compensation Committee with an annual evaluation of the performance of each executive officer. After reviewing these evaluations, and after making its own assessment of the performance of each such executive officer, the Compensation Committee recommends to the independent Directors on the Board, and the independent Directors approve, the compensation level for each such executive officer of the Corporation. In 2005, the independent Directors of the Board did not reject, or modify in any material way, any recommendation made to them by the Compensation Committee.


COMPONENTS OF COMPENSATION


BASE SALARIES AND SHORT-TERM INCENTIVES

     Base salaries for executives are determined on the basis of each person's performance, job responsibilities, level of experience and skill, and information received from the Corporation's independent consulting firm regarding salaries paid to persons with comparable responsibilities at companies in the Comparator Group. The Compensation Committee also gives attention to maintaining appropriate internal salary relationships among the Corporation's executive officers.

     Short-term incentives are developed to reward achievement of each year's business plan objectives and to promote achievement of the Corporation's strategy of achieving long-term shareholder value. The intent is to offer senior executives the opportunity to earn targeted incentive cash payments that are calculated as a percentage of each person's annual base salary. These percentages are determined by the Compensation Committee according to each person's position and level of responsibility. In 2005, the targeted percentages were set by the Compensation Committee in the range of 20% to 30% of the applicable base salary for individual executive officers other than Mr. Lant. These percentages of base salary can be earned as incentive cash payments if incentive performance targets for the year are achieved. Performance is measured according to target measures established each year for threshold performance, targeted performance, and superior performance. The incentive compensation opportunity will vary, from 0% to 150% of the targeted percentage of base salary, according to the level of overall performance achieved for the year relative to the established measures of performance. Each individual's short-term incentive compensation amount is based on overall achievement of the annual incentive performance targets, but it may be adjusted upwards or downwards by up to 50% based upon an assessment of the individual's performance.

     The Compensation Committee establishes annual incentive performance targets which are primarily quantitiative and financial in nature. For 2005, the targets related to earnings per share and, at the subsidiary level, to the achievement of specified operational milestones. The aggregate annual cash compensation, consisting of salary and short-term incentive awards, for executive officers other than Mr. Lant is targeted at approximately the median level of the cash compensation paid to persons with similar responsibilities within the Comparator Group.


LONG-TERM INCENTIVES

     Long-term incentives have included two components in recent years: (i) options to purchase the Corporation's Common Stock, and (ii) performance shares that vest depending upon the Corporation's performance over a three-year performance period.

     For 2005, the Compensation Committee recommended to the independent Directors on the Board, and the independent Directors agreed, that the long-term incentives would consist solely of performance shares and that no stock options would be issued. The number of performance shares granted to an executive officer is based on a percentage of the individual's base salary that was in effect at the beginning of the fiscal year. The percentages ranged, in 2005, from 15% to 35% of the base salary for executive officers other than Mr. Lant. These percentages are determined for each officer by the Committee according to the person's position and level of responsibility, and are targeted at the median amount of long-term incentive compensation that is available to persons with similar responsibilities within the Comparator Group.

     Payment of the performance shares granted in 2005 is based on the extent to which the Corporation achieves two equally weighted performance goals during a three-year performance cycle starting January 1, 2005, and ending December 31, 2007. The first performance goal is based on the Corporation's percentage growth in earnings per share during the performance cycle as compared to the percentage growth in earnings per share of the companies in the Edison Electric Institute Index of combination natural gas and electric investor-owned utilities (the "EEI Index") during the same period. The second performance goal is based on the average of the Corporation's annual dividend yield on book value during the performance cycle as compared to the average of the annual dividend yield on book value of the companies in the EEI Index during the same period. The number of shares of Common Stock earned and paid will range, according to the level of performance achieved, from 0% to 150% of the performance shares granted. Cash dividends paid on the performance shares during the performance cycle will be reinvested in additional performance shares, subject to the Corporation's attainment of the performance goals described above.

     Performance shares may be granted on a year-to-year basis, with the result that there are normally over-lapping three-year performance cycles in effect on a concurrent basis.

     Additional information concerning these performance shares is set forth on page 35 herein.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Mr. Lant is the President, Chief Executive Officer and Chairman of the Board of Directors of the Corporation. The Compensation Committee evaluated the performance of Mr. Lant during 2005 and made recommendations to the independent Directors of the Board regarding Mr. Lant's compensation for 2005. These recommendations were approved by the independent Directors of the Board without material modification.

     The Compensation Committee's analysis took into consideration the salary, short-term incentives, and long-term incentives provided to the chief executive officers of companies in a peer group of 12 utility and energy companies operating within the United States. The criteria for inclusion of companies in this custom peer group were that a company have between 50% and 175% of this Corporation's annual revenues and have at least 5% of its assets invested in non-regulated businesses. This peer group was formed on the basis of advice and information provided to the Compensation Committee by its independent compensation consulting firm.

     The Comparator Group used for other executive officers was not used for Mr. Lant because (i) the Compensation Committee believed his responsibilities in the position of Chief Executive Officer match-up well with the responsibilities of chief executive officers of other public companies and (ii) the Compensation Committee believed it more effective to develop a custom peer group of companies, based on size of revenues and diversification of business activities, that more closely corresponds to the market for executive talent perceived as relevant to Mr. Lant's compensation.

     The Comparator Group and the custom peer group are not the same as the group of companies used in the EEI Index for comparing the Corporation's five-year cumulative return (See page 30 herein). While the Committee believes the EEI Index is appropriate for comparing shareholder returns, the Compensation Committee believes the Comparator Group and the custom peer group are more appropriate sources for information relevant to the competitive marketplace facing the Corporation with respect to executive talent.

     As Chief Executive Officer, Mr. Lant participates in the same programs and receives compensation based on the same criteria as the other executive officers of the Corporation. In addition, Mr. Lant's compensation also reflects the greater policy and decision making of the Chief Executive Officer position and the higher level of responsibility that he bears with respect to the strategic direction and the financial and operating results of the Corporation. In setting Mr. Lant's compensation for 2005, the Compensation Committee also took into consideration the relative size of the Corporation in relation to the other companies in the custom peer group and the fact that Mr. Lant had served as Chief Executive Officer for a relatively short period of time, I.E., since May 1, 2004.

BASE SALARY

     Mr. Lant's base salary was $460,000 for 2005.

ANNUAL INCENTIVE COMPENSATION

     For 2005, the target percentage of Mr. Lant's base salary used in determining his annual short-term incentive award was 45%. This percentage was applied to Mr. Lant's salary of $460,000. The annual incentive award to Mr. Lant for 2005 is shown as his bonus amount in the Summary Compensation Table. In addition to the factors discussed above, this bonus amount was based on the Corporation's performance with respect to an earnings per share target and on the Compensation Committee's assessment of Mr. Lant's responsiveness to problems and opportunities.

LONG-TERM INCENTIVE COMPENSATION

     For 2005, the target percentage of Mr. Lant's base salary used in determining his long-term incentive award was 60% of his salary. On this basis, Mr. Lant was granted 7,500 performance shares in 2005. Additional details concerning these performance shares are set forth on page 20 herein.

SECTION 162(m) OF THE INTERNAL REVENUE CODE ("TAX CODE")

     The Compensation Committee and the Board of Directors have considered the federal income tax deduction limitations established under Section 162(m) of the Tax Code, which provide that, unless an appropriate exemption applies, a federal income tax deduction for the Corporation for remuneration of any officer named in the caption "Executive Compensation" (See page 23 herein) will not be allowed to the extent this remuneration in any taxable year exceeds $1 million. To the extent Tax Code Section 162(m) would limit the Corporation's federal income tax deductions, the Compensation Committee intends to qualify the performance-based compensation of the Executive Officers for full deductibility whenever possible and consistent with the goals of the Compensation Committee's policies.

                                               Stanley J. Grubel, Chairman
                                               Margarita K. Dilley
                                               Jeffrey D. Tranen

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table set forth below includes compensation information on the Chairman of the Board, President and Chief Executive Officer and each of the Corporation's other four most highly compensated executive officers whose salary and any bonus in 2005 exceeded $100,000 for services rendered to the Corporation and its subsidiary or affiliated companies.


SUMMARY COMPENSATION TABLE

                                                                                    LONG-TERM
                                                                                  COMPENSATION
                                                  ANNUAL                     -----------------------
                                               COMPENSATION                      (g)         (h)
                                    ------------------------------------      SECURITIES     LTIP            (i)
                                    (b)           (c)            (d)          UNDERLYING    PAYOUTS        ALL OTHER
                                    YEAR      SALARY($)(1)   BONUS($)(2)     OPTIONS(#)(3)  ($)(4)(5)  COMPENSATION($)(6)
                                    ----      ------------   -----------     -------------  ---------  ------------------
STEVEN V. LANT, CHAIRMAN,           2005       $460,000       $388,125              0       $      0       $  7,000
President and Chief Executive       2004       $413,258       $171,105              0       $      0       $  6,500
Officer of the Corporation;         2003       $327,500       $205,000          4,400       $ 51,262       $  6,000
Chairman and Chief Executive
Officer of Central Hudson;
Chairman, President and Chief
Executive Officer of CHEC

CARL E. MEYER, Executive            2005       $282,000       $111,672              0       $      0       $  7,000
Vice President of the               2004       $282,000       $ 62,816              0       $      0       $  6,500
Corporation and President           2003       $274,500       $105,786          3,600       $ 51,262       $  6,000
and Chief Operating Officer
of Central Hudson

JOSEPH J. DEVIRGILIO, JR.,          2005       $242,000       $108,900              0       $      0       $  7,000
Executive Vice President -          2004       $220,000       $ 49,088              0       $      0       $  6,500
Corporate Services and              2003       $207,875       $ 68,846          2,000         31,470       $  6,000
Administration of the
Corporation and of Central
Hudson; Executive Vice
President of CHEC

ARTHUR R. UPRIGHT, Senior           2005       $219,000       $106,763              0       $      0       $  7,000
Vice President of the               2004       $210,000       $ 53,550              0       $      0       $  6,500
Corporation; Senior Vice            2003       $193,000       $ 66,625          2,000         31,470       $  6,000
President - Regulatory
Affairs of Central Hudson

CHRISTOPHER M. CAPONE,              2005       $210,000       $ 94,500              0       $      0       $  6,972
Chief Financial Officer and         2004       $180,000       $ 45,900              0       $      0       $  5,760
Treasurer of the Corporation,       2003       $109,000       $ 81,731              0       $      0       $  4,081
of Central Hudson, and of
CHEC

-------------------------
(1) This base salary amount reflects salary earned by the named executives for the applicable fiscal year and includes amounts deferred under (i) Central Hudson's Flexible Benefits Plan, which Plan is established pursuant to
     Section 125 of the Tax Code, which permits those electing to participate to defer salary, within specified limits, to be applied to qualified medical and/or child care benefit payments, (ii) Central Hudson's Savings Incentive Plan ("SIP"), a "defined contribution" plan which meets the requirements of the Tax Code, including Tax Code Section 401(k), which, among other things, permits, within limits, participants to tax-defer base salary, and, within limits, provides for Central Hudson contributions to participants, and
     (iii) the Corporation's Directors and Executives Deferred Compensation Plan (more fully described herein under the sub-caption "Directors and Executives Deferred Compensation Plan").

(2) The bonus amounts include amounts deferred under the Corporation's Directors and Executives Deferred Compensation Plan (more fully described herein under the sub-caption "Directors and Executives Deferred Compensation Plan").

(3) Indicates the number of shares of Common Stock underlying stock options granted during the year.

(4) Indicates the dollar value of performance shares awarded, based on achievement versus a defined index, multiplied by the closing price of Common Stock on December 31 of the year in which a performance period concludes, plus accrued dividends over the three-year performance period then concluded. See footnote (1) to the table entitled "Long-Term Incentive Plan -- Awards in Fiscal Year 2005."

(5) Certain of the named executives elected to defer certain of their 2003 Performance Share awards under the Directors and Executives Deferred Compensation Plan, to be held as phantom shares under such plan. As of December 31, 2005, the executives' phantom shares, including dividend reinvestments pursuant to the plan and the Corporation's common stock price at December 31, 2005, totalled: Mr. Lant, 1,174 shares ($53,870), Mr. Meyer, 1,057 shares ($48,493), and Mr. DeVirgilio, 649 shares ($29,773). The phantom shares, because they are payable only in cash, are not otherwise reflected in the table captioned "Security Ownership of Directors and Officers" on page 15. See page 26 for a description of the Directors and Executives Deferred Compensation Plan.

(6) These are amounts contributed by Central Hudson under the SIP for the benefit of the named individual.

     No stock options were granted in fiscal year 2005.


AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2005 AND FISCAL YEAR END
OPTION VALUES

     The following table sets forth information concerning the exercise of stock options by the Corporation's named executive officers during the last fiscal year and the value of unexercised options on an aggregated basis.

    (a)                               (b)                 (c)                  (d)                   (e)
                                                                            NUMBER OF
                                                                              SHARES
                                                                            UNDERLYING            VALUE OF
                                                                           UNEXERCISED       UNEXERCISED IN THE
                                    NUMBER OF                               OPTIONS AT        MONEY OPTIONS AT
                                     SHARES                              FISCAL YEAR END       FISCAL YEAR END
                                    ACQUIRED                                   (#)                   ($)
                                       ON            VALUE REALIZED        EXERCISABLE/          EXERCISABLE/
    NAME                            EXERCISE              ($)             UNEXERCISABLE         UNEXERCISABLE
    ----                            --------         --------------      ---------------      -----------------
Steven V. Lant .................          0                   0              6,960/1,760            19,087/--
Carl E. Meyer ..................      1,440              12,859              2,880/1,440             3,175/--
Joseph J. DeVirgilio, Jr. ......        880               7,955                1,640/800             1,940/--
Arthur R. Upright ..............        880               9,222                1,640/800             1,940/--
Christopher M. Capone ..........          0                   0                        0                    0

LONG-TERM INCENTIVE PLAN -- AWARDS (1) IN FISCAL YEAR 2005

     The following table sets forth the number of Performance Shares awarded to each of the named executive officers in 2005 under the Corporation's Long-Term Performance-Based Incentive Plan:

                                                   (c)
                              (b)              PERFORMANCE
                           NUMBER OF         OR OTHER PERIOD   ESTIMATED FUTURE PAYOUTS UNDER NON-STOCK PRICED BASED PLANS
(a)                       PERFORMANCE        UNTIL MATURATION      (d)                   (e)                (f)
NAME                        SHARES               OR PAYOUT     THRESHOLD (#)          TARGET (#)         MAXIMUM (#)
----                      -----------        ----------------  -------------          ----------         -----------
Steven V. Lant               7,500            January 1, 2008        0                  7,500              11,250
Carl E. Meyer                2,500            January 1, 2008        0                  2,500               3,750
Joseph J. DeVirgilio, Jr.    2,500            January 1, 2008        0                  2,500               3,750
Arthur R. Upright            1,500            January 1, 2008        0                  1,500               2,250
Christopher M. Capone        2,500            January 1, 2008        0                  2,500               3,750

---------------------------
(1) Payment of the performance shares is based on the extent to which the Corporation achieves two equally weighted performance goals during a three-year performance cycle starting January 1, 2005, and ending December 31, 2007. The first performance goal is based on the Corporation's percentage growth in earnings per share during the performance cycle as compared to the percentage growth in earnings per share of the companies in the EEI Index during the same period. The second performance goal is based on the average of the Corporation's annual dividend yield on book value during the performance cycle as compared to the average of the annual dividend yield on book value of the companies in the EEI Index during the same period. The number of shares earned and paid will range, according to the level of performance achieved, from 0% to 150% of the performance shares granted. Cash dividends paid on the performance shares during the performance cycle will be reinvested in additional performance shares, subject to the Corporation's attainment of the performance goals described above. Columns (d), (e), and (f) do not include values associated with reinvested dividends. An executive's right to receive the performance shares and associated reinvested dividends will be forfeited if he or she terminates employment with the Corporation and its affiliates for any reason (other than his or her retirement) during the performance cycle or before the performance goals are satisfied. If, however, an executive retires during the performance cycle, he or she is entitled to receive a pro-rated amount of performance shares based on his or her length of employment during the performance cycle and on the Corporation's performance from the beginning of the performance cycle through the end of the calendar quarter last completed prior to the executive's retirement.

PENSIONS/DEFERRED COMPENSATION PLANS

THE CORPORATION'S RETIREMENT PROGRAM

     Historically,  the  Corporation  maintained  a  three-component  retirement program for executives. These components were 1) the Central Hudson Retirement Income Plan (the "Retirement Plan"), which is a qualified plan that applies to all Central Hudson employees, 2) the Central Hudson Retirement Benefit Restoration Plan, a non-qualified plan for certain highly compensated employees to provide retirement benefits above those permitted under the qualified plan, and 3) the Supplementary Retirement Plan, a non-qualified plan intended to incent executives to continue with the Corporation until at least age 60, and preferably, age 65.

     Over the past year, the Compensation Committee determined that it wished to restructure the Corporation's retirement program to reduce complexity and align the program more closely to comparable market practice. The new program consists of 1) the Retirement Plan and 2) the Supplemental Executive Retirement Plan, a non-qualified plan which targets benefits of 57% of applicable cash compensation at age 61 with 30 years of service. Benefit accruals under the prior non-qualified plans have been frozen.

     A more detailed description of the plans that comprise the Corporation's retirement program follows.

DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

     The Directors and Executives Deferred Compensation Plan applies to Directors, officers, and other executives of the Corporation and of its subsidiary companies. It permits the participants to elect to defer a percentage of their compensation for services rendered to the Corporation and/or its subsidiary companies. Under the Directors and Executives Deferred Compensation Plan, compensation is defined to include (a) base salary, (b) certain bonuses and performance shares, and (c) Directors' fees for services rendered as a member of the Board of Directors and any Committee of the Board. The Corporation can make discretionary contributions to the Directors and Executives Deferred Compensation Plan. Compensation deferred in accordance with the Directors and Executives Deferred Compensation Plan is paid to Directors and officers (adjusted to reflect investment earnings and losses) at the time the Director or officer ceases being a member of the Board of Directors or an officer of the Corporation or its subsidiary companies, or prior to such time under certain circumstances, either in a lump sum or over a period of time depending on the circumstances of cessation and/or distribution elections.

CENTRAL HUDSON RETIREMENT INCOME PLAN

     The Retirement Plan is a "defined benefit" plan which is intended to meet the qualification requirements of the Tax Code and generally covers all employees of Central Hudson and those subsidiary companies that have adopted the Retirement Plan, including the named executive officers.

     There are several components to the benefit provided under the Retirement Plan. First, the Retirement Plan provides retirement benefits generally related to a participant's annual compensation (base salary and, for periods on and after January 1, 2005, base salary and bonuses) for each year of eligible employment. These benefits depend upon length of service, age at retirement, and eligible earnings during years of participation in the Retirement Plan and any predecessor plans. This portion of a participant's benefit is determined based on the accumulation over that participant's career of a percentage of each year's eligible earnings. For periods on and after October 1, 1989, the percentage is 2% of eligible earnings, except that for years in which the participant is over 50 years of age, the percentage is increased to 2.5%. Second, the Retirement Plan provides a benefit for service prior to October 1, 2003, based on a percentage of a participant's average earnings at October 1, 2003 (being 50% of each of the base salaries at October 1, 2000, and 2003 and 100% of each of the base salaries at October 1, 2001, and 2002), and the number of years of service while a member of the Retirement Plan prior to October 1, 2003, all subject to certain limitations. Finally, a cash balance account benefit is also available upon retirement under the Retirement Plan, and provides for a credit to those participants in the Retirement Plan on January 1, 1987, of 10% of their base salary on that date, a credit to those participants in the Retirement Plan on September 30, 1991, of 5% of their base salary as of that date, a credit to those participants in the Retirement Plan on September 30, 1997, of 5% of their base salary as of that date and a further credit to those participants in the Retirement Plan on September 30, 1999, of 5% of their base salary as of that date with, in all four cases, annual interest earned thereon.

     While the amount of the accrual with respect to a specified person is not and cannot readily be separately or individually calculated by the actuaries for the Retirement Plan, estimated annual benefits under the Retirement Plan upon retirement at age 65 for the named executive officers, assuming continuation of current annual salary levels and giving effect to applicable benefit limitations in the Tax Code, are as follows: Mr. Lant - $175,000; Mr. Capone - $131,102; Mr. DeVirgilio - $175,000; Mr. Meyer - $174,183; and Mr. Upright - $157,180.

CENTRAL HUDSON RETIREMENT BENEFIT RESTORATION PLAN

     Until its amendment in December 2005, the Central Hudson Retirement Benefit Restoration Plan ("RBRP") was an unfunded, unsecured pension benefit plan for a select group of highly compensated employees. The RBRP provided an annual retirement benefit to those participants in the Retirement Plan who hold the following offices with the Corporation and Central Hudson: Chairman of the Board, Chief Executive Officer, President, Chief Operating Officer, Vice President (including all levels thereof), Corporate Secretary, Chief Financial Officer, Treasurer, Controller, and Assistant Treasurer. This benefit was equal to the difference between (i) that received under the Retirement Plan (including the retirement account benefit), giving effect to applicable salary and benefit limitations under the Tax Code, and (ii) that which would have been received under the Retirement Plan (including the retirement account benefit), without giving effect to the limitations under the Tax Code. Enhanced benefits were payable under certain circumstances following a Change of Control. The named executive officers have a current salary level which, if continued to retirement at age 65, would provide a benefit under the RBRP.

     On December 21, 2005, the Board of Directors of Central Hudson amended the RBRP to: (i) freeze all benefit accruals under the plan as of the close of business on December 31, 2005, (ii) provide that such benefit accruals will be calculated as if the participants separated from service on such date, (iii) terminate the plan with respect to all participants who, as of December 31, 2005, would not be entitled to benefits thereunder if they separated from service on such date, and (iv) provide that no employee may commence or recommence participation in the plan after December 31, 2005. The estimated annual benefits under the RBRP upon retirement at age 65 for the Corporation's named executive officers as of December 31, 2005, are as follows: Mr. Lant - $33,501; Mr. Capone - $230; Mr. DeVirgilio - $2,014; Mr. Meyer - $42,149; and
Mr. Upright - $925.


SUPPLEMENTARY RETIREMENT PLAN

     Until its  amendment  in December  2005,  the  Corporation's  Supplementary
Retirement Plan ("SRP") covered the same select group of highly compensated employees as the group described above with respect to the RBRP as an incentive for them to remain with the Corporation or its subsidiary companies. Under the SRP, an annual benefit was payable for ten years, commencing on retirement, to eligible participants (generally those who retire at age 60 or older and with ten or more years of service, or at age 65 without regard to years of service) of the following percentage of annual base compensation at retirement: age 60 to 63 - 10%; age 63 to 65 - 15%; age 65 or over - 20%. As of December 31, 2005, only Mr. Upright is fully vested in the SRP. Enhanced benefits were payable under certain circumstances following a Change of Control.

     On December 16, 2005, the Board amended the Supplementary Retirement Plan to (i) terminate the plan with respect to all participants who, as of December 31, 2005, would not be entitled to benefits thereunder if they separated from service on such date, and (ii) provide that no employee may commence or recommence participation in the plan after December 31, 2005. Estimated annual benefits under the SRP upon retirement at age 65 for the Corporation's eligible named executive officers, assuming continuation of current annual salary levels, is as follows: Mr. Upright - $32,257. (The remaining named executive officers are no longer eligible for benefits under the SRP.)

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     On December 16, 2005, the Board of Directors of the Corporation adopted the CH Energy Group, Inc. Supplemental Executive Retirement Plan (the "SERP"), effective as of January 1, 2006. The SERP provides retirement benefits to designated executives who satisfy certain eligibility requirements. It is anticipated that only officers of the Corporation and Central Hudson will participate in the SERP.

     A participant's annual benefit under the SERP equals 57% of his or her highest consecutive 3-year average of salary and bonus during the ten-year period that precedes the participant's termination of employment. If a participant has fewer than 30 years of benefit service under the Retirement Plan, then the annual SERP benefit (prior to reduction as described below) equals the product of (i) the annual SERP benefit, as described above, multiplied by (ii) a fraction, the numerator of which is the participant's years of benefit service under the Retirement Plan and the denominator of which is 30. Finally, the SERP benefit is reduced by the participant's annual benefit, if any, under the Retirement Plan, the RBRP, and the SRP.

     A participant's SERP benefit becomes vested if, while employed by the Corporation or its affiliates, he or she attains age 61 or attains age 55 with 10 years or more of vesting service. Payment generally commences seven months following termination of employment in the form of a life annuity selected by the participant, subject to a reduction of 4% for each year that payment begins prior to age 61. A SERP benefit is also payable if a participant is vested in his or her benefit at the time of his or her death or disability.

     The estimated annual benefits under the SERP upon retirement at age 61 for the named executive officers as of December 31, 2005, are as follows: Mr. Lant - $175,906; Mr. Capone - $7,292; Mr. DeVirgilio - $8,533; Mr. Meyer - $0; and Mr.
Upright - $0.

COMPLIANCE UNDER SECTION 409A OF THE TAX CODE

     In the Fall of 2004, Section 409A was added to the Tax Code. This tax provision imposes new restrictions on a wide variety of nonqualified deferred compensation arrangements. As a result, the Corporation will be required to make changes to most of its director and executive compensation plans. In September 2005, the Internal Revenue Service and Treasury Department issued proposed regulations that interpret many of the restrictions under Section 409A of the Tax Code. These proposed regulations are expected to be finalized sometime in 2006. Under transition rules, the Corporation has until the end of 2006 to amend its plans to comply with the new restrictions. Until such amendments are adopted, the Corporation must administer its plans in "good faith" compliance with the rules. In response to these new restrictions, the Corporation is administering its affected director and executive compensation plans in good faith compliance with Section 409A of the Tax Code and intends to adopt the required amendments to those plans by the end of 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Corporation has an Employment Agreement ("Agreement") with certain of its executive officers, including its named executive officers. On May 27, 2005, the Corporation adopted amendments to these Agreements to, among other things,
(i) reduce the term of the Agreements for certain executives, (ii) reduce the severance benefits payable to certain executives, (iii) remove the golden parachute excise tax "gross-up" for all executives other than the Chief
Executive Officer, (v) prohibit executives from soliciting employees of the acquiring or successor entity for a one-year period following a Change of Control (as defined in the Agreements), and (iv) require the executives to sign a release of all claims against the Corporation and certain other entities and individuals prior to receiving severance benefits. A more detailed summary of the changes is included in the Corporation's Form 8-K filed on June 2, 2005. Following is a brief summary of the Agreements, as amended.

     The Agreements generally become effective only upon a Change of Control of the Corporation and provide certain benefits and protections to the covered executives during the two-year period (the three-year period for Messrs. Lant, Meyer, DeVirgilio, and Capone) following a Change of Control. For example, the Agreements generally provide that an executive's terms and conditions of employment (including authority, duties, location, base salary, bonus, and benefits) would not be adversely changed during the applicable two-year or three-year period following a Change of Control. Moreover, the Agreements provide that the executive would be entitled to certain severance benefits if, during the applicable two or three-year period following a Change of Control, the Corporation or its affiliates terminate the executive's employment without Cause (as defined in the Agreements) or the executive terminates his employment with the Corporation or its affiliates for Good Reason (as defined in the Agreements).

     Specifically, the executive would be entitled to receive a payment equal to the sum of (a) the executive's base salary through the date of termination to the extent not previously paid, (b) a proportionate bonus based on the average of the executive's last three pre-Change of Control annual bonuses ("Average Annual Bonus"), (c) two times (or three times for Messrs. Lant, Meyer,
DeVirgilio, and Capone) the sum of the executive's base salary and Average Annual Bonus (paid in 12 equal monthly installments), (d) accrued vacation, (e) outplacement services, and (f) continued welfare benefits for a period of two years (three years for Messrs. Lant, Meyer, DeVirgilio, and Capone) following termination (subject to mitigation upon receiving similar benefits from another employer). The years of severance and continued welfare benefits described above are reduced at the rate of one year for each whole year that the executive remains employed with the acquiring or surviving entity following the Change of Control (in no event, however, would an executive receive less than one year of severance or welfare benefits). In the event any payments or benefits provided to Mr. Lant, whether under his Agreement or otherwise, would be subject to the excise tax on certain "excess parachute payments," then Mr. Lant generally would be entitled to be made whole on an after-tax basis (I.E., "grossed-up") for the payment of such taxes.

     Terminated executives are prohibited from soliciting employees of the acquiring or successor entity for a one-year period following a Change of Control and are subject to a confidentiality restriction. The acquiring or successor entity generally retains the right to suspend certain payments and pursue judicial remedies in the event that an executive breaches any of his confidentiality, non-solicitation, or similar obligations. Moreover, a terminated executive is required to sign a release of all claims against the Corporation, the acquiring or successor entity, and any of their officers, directors, employees, or shareholders, prior to receiving severance benefits under the Agreements.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and any person who owns more than 10% of a registered class of the Corporation's equity securities (collectively "Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these forms furnished to the Corporation and written representations from the Corporation's officers and Directors, Mr. Tranen filed one late Form 4 (reporting a grant of 253.55 deferred fee phantom stock units). This Form 4 filing has since been made.

                                PERFORMANCE GRAPH

     The line graph set forth below provides a comparison of the Corporation's cumulative total shareholder return on its Common Stock with the Standard & Poor's 500 Index ("S&P 500") and as a Corporation-determined peer comparison with the EEI Index. Shareholder return is the sum of the dividends paid and the change in the market price of stock.

                COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

  [THE FOLLOWING DATA POINTS REPRESENT A LINE CHART IN THE PRINTED DOCUMENT.]

                CH Energy Group, Inc.      S&P 500 Index        EEI Index
                ---------------------      -------------        ---------
12/31/00              $100.00                 $100.00            $100.00
12/31/01              $102.22                 $ 88.11            $ 91.21
12/31/02              $114.52                 $ 68.64            $ 77.77
12/31/03              $121.07                 $ 88.33            $ 96.04
12/31/04              $130.07                 $ 97.94            $117.97
12/31/05              $130.15                 $102.75            $136.91



                          TOTAL RETURN TO SHAREHOLDERS
                      (INCLUDES REINVESTMENT OF DIVIDENDS)

--------------------------------------------------------------------------------

                                       ANNUAL RETURN PERCENTAGE
                                             YEARS ENDING

  COMPANY/INDEX          DEC 01      DEC 02      DEC 03      DEC 04     DEC 05
--------------------------------------------------------------------------------

  CH Energy Group Inc     2.22        12.04       5.72        7.43       0.06

  S&P 500               (11.89)      (22.10)     28.68       10.88       4.91

  EEI Index              (8.79)      (14.73)     23.48       22.84      16.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            INDEXED RETURNS
                                             YEARS ENDING

                       BASE
                      PERIOD
 COMPANY/INDEX        DEC 00   DEC 01    DEC 02     DEC 03    DEC 04    DEC 05
--------------------------------------------------------------------------------

 CH Energy Group Inc    $100   $102.22   $114.52   $121.07    $130.07   $130.15

 S&P 500                $100   $ 88.11   $ 68.64   $ 88.33    $ 97.94   $102.75

 EEI Index              $100   $ 91.21   $ 77.77   $ 96.04    $117.97   $136.91
--------------------------------------------------------------------------------

                          PROPOSAL NO. 2 - APPROVAL OF
                        THE ADOPTION OF THE CORPORATION'S
                         LONG-TERM EQUITY INCENTIVE PLAN

     On December 16, 2005, the Board of Directors adopted the CH Energy Group, Inc. Long-Term Equity Incentive Plan (the "2006 Plan"), subject to the approval of the Corporation's shareholders at the 2006 Annual Meeting. The 2006 Plan is intended to replace the Corporation's Long-Term Performance-Based Incentive Plan, as amended (the "2000 Plan"). Upon shareholder approval of the 2006 Plan, the 2000 Plan will terminate and no new awards will be granted under such plan, although outstanding awards granted under the 2000 Plan will continue in accordance with their terms and the provisions of the 2000 Plan.

     The following is a summary of the 2006 Plan and is qualified in its entirety by reference to the full text of the 2006 Plan, a copy of which is attached as APPENDIX A to this proxy statement.

HISTORY AND PURPOSE

     The Board of Directors considers stock-based incentive compensation an essential tool to attract, retain, and motivate the Corporation's officers, key employees and Directors and to align their interests with the interests of the Corporation's shareholders. Consistent with this view, in April 2000 the Board of Directors proposed and shareholders approved the 2000 Plan. The 2000 Plan permits the Corporation to grant several different types of awards to the Corporation's officers and key employees, including incentive stock options, nonqualified stock options, tandem stock appreciation rights, restricted shares, and performance shares and performance units, and permits, upon authorization of the Compensation Committee, an annual grant to the Corporation's non-employee Directors of nonqualified stock options covering 1,000 shares. Under the 2000 Plan, 500,000 shares of the Corporation's Common Stock were originally reserved and available for transfer under awards.

     The 2000 Plan was designed to comply with the requirements under Section 162(m) of the Tax Code. Section 162(m) of the Tax Code generally prevents a publicly held corporation from claiming federal income tax deductions for compensation in excess of $1 million paid to certain of its senior executives. Compensation is exempt from this limitation, however, if it qualifies as "performance-based compensation." In general, stock options granted under the 2000 Plan qualify as performance-based compensation. In order for performance shares, performance units and restricted shares subject to performance-based vesting to qualify as performance-based compensation, the Corporation's shareholders must approve the applicable performance goals under the 2000 Plan every five years, and certain other requirements must be satisfied. In order to maintain the Corporation's ability to qualify these awards as performance-based compensation, the 2000 Plan would need to be re-approved by the Corporation's shareholders at the 2006 Annual Meeting.

     Since the 2000 Plan would need to be submitted to shareholders in order to comply with Section 162(m) of the Tax Code, the Board of Directors decided to take the opportunity to review the 2000 Plan and determine what, if any, changes should be made to the plan in order to maximize the Board's flexibility in structuring and evaluating its executive compensation program. Based on this review, the Board of Directors decided to adopt the 2006 Plan. The 2006 Plan is an updated equity compensation plan that is designed to reflect recent changes to the rules of the New York Stock Exchange, changes in the tax laws applicable to certain deferred compensation arrangements, changes in financial accounting rules that govern equity compensation, and other developments in executive compensation practices.

     Under the 2006 Plan, the Corporation will retain the authority to grant awards of incentive stock options, nonqualified stock options, tandem stock appreciation rights, restricted shares, performance shares, and performance units. However, the Corporation will also have the authority to grant a broader variety of awards, including restricted stock units, free-standing stock appreciation rights, and other share-based awards to officers and other key employees of the Corporation and its subsidiaries. In addition, the 2006 Plan will remove the annual grant of awards to non-employee Directors and will expand the types of awards available for grant to these Directors to include non-qualified stock options, restricted shares, restricted stock units, and other share-based awards. The 2006 Plan will also add provisions to ensure compliance with recent tax law changes, conform the change in control definition to the Corporation's Employment Agreements, and adopt certain other best practices described below. As with the 2000 Plan, the 2006 Plan is designed so that the Corporation has the ability to grant equity awards that qualify as performance-based compensation under Section 162(m) of the Tax Code.

     Our shareholders are asked to approve the 2006 Plan to qualify stock options for treatment as incentive stock options for purposes of Section 422 of the Tax Code, to qualify certain compensation under the 2006 Plan as performance-based compensation for purposes of Section 162(m) of the Tax Code, and to satisfy New York Stock Exchange guidelines relating to equity compensation. No performance shares granted to the Corporation's officers in 2006 will be paid unless the shareholders approve the 2006 Plan.

PLAN LIMITS

     The maximum number of shares of the Corporation's Common Stock that may be issued or transferred with respect to awards under the 2006 Plan is 300,000 (which is less than 2% of the Corporation's shares currently outstanding), which may include authorized but unissued shares, treasury shares, or a combination thereof. Shares covered by an award granted under the 2006 Plan shall not be counted as used unless and until they are actually issued and delivered to a participant. Shares covering awards that expire, are forfeited, or are cancelled will again be available for issuance under the 2006 Plan, and upon payment in cash of the benefit provided by any award granted under the 2006 Plan, any shares that were covered by that award will be available for issue or transfer under the 2006 Plan. Importantly, however, the following shares of Common Stock will not be added back to the aggregate plan limit described above: (1) shares tendered in payment of the option price of a stock option granted under the 2006 Plan; (2) shares withheld by the Corporation to satisfy the tax withholding obligation; and (3) shares that are repurchased by the Corporation in connection with the exercise of a stock option granted under the 2006 Plan. Moreover, all shares of Common Stock covered by a stock appreciation right, to the extent that it is exercised and settled in shares, and whether or not shares are actually issued to the participant upon exercise of the right, shall be considered issued or transferred pursuant to the 2006 Plan.

     In addition to the aggregate limit on awards described above, the 2006 Plan imposes various sub-limits on the number of shares of Common Stock that may be issued or transferred under the 2006 Plan. In order to comply with the rules applicable to incentive stock options, the 2006 Plan provides that the aggregate number of shares of Common Stock actually issued or transferred by the Corporation upon the exercise of incentive stock options may not exceed 300,000 shares of Common Stock. In order to comply with the exemption from Section 162(m) of the Tax Code relating to performance-based compensation, the 2006 Plan imposes the following additional sub-limits: (i) no participant may be granted option rights and stock appreciation rights, in the aggregate, for more than 15,000 shares of Common Stock during any calendar year, (ii) no participant may be granted performance shares and restricted shares specifying management objectives (described below), in the aggregate, for more than 20,000 shares of Common Stock during any calendar year, and (iii) no participant may be granted performance units having an aggregate maximum value as of their date of grant in excess of $1 million during any calendar year. Finally, the 2006 Plan provides that the number of shares of Common Stock issued as stock appreciation rights, restricted shares, and restricted stock units (after taking forfeitures into account) shall not exceed, in the aggregate, 100,000 shares of Common Stock.

     The maximum number of shares of Common Stock which may be awarded under the 2006 Plan, the various sub-limits described above, and the number of shares and price per share applicable to any outstanding award, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations, or other reorganizations of the Corporation.

ADMINISTRATION

     The 2006 Plan will be administered by the Board of Directors, which may delegate all or any part of its authority within this 2006 Plan to a Committee of the Board. The Committee will have complete and absolute authority to make any and all decisions regarding the administration of the 2006 Plan, including the authority to construe and interpret the plan and awards granted thereunder.

ELIGIBILITY

     The officers and other key employees of the Corporation and its subsidiaries are eligible to participate in the 2006 Plan as selected by the Committee in its discretion. In addition, non-employee Directors of the Corporation are eligible to participate in the 2006 Plan as selected by the Committee in its discretion. Accordingly, approximately 14 officers, and 8 non-employee Directors may be eligible for awards under the 2006 Plan. At this time, however, the Committee anticipates that only the Corporation's officers will receive awards under the 2006 Plan.

     Officers and other key employees may be granted each type of award available under the 2006 Plan. Non-employee Directors may be granted nonqualified stock options, stock appreciation rights, restricted shares, restricted stock units, and other share-based awards, but are not eligible for grants of incentive stock options, performance shares, or performance units.

OPTION RIGHTS

     The Committee may, in its discretion, award option rights to officers and other key employees of the Corporation and its subsidiaries. Option rights granted to employees under the 2006 Plan may be option rights that are intended to qualify as incentive stock options or option rights that are not intended to so qualify (I.E., non-qualified stock options), or combinations thereof.

     Option rights provide the right to purchase shares of the Corporation's Common Stock at a price not less than their fair market value on the date of grant (which date may not be earlier than the date that the Committee takes action with respect thereto). The fair market value of the Corporation's Common Stock as reported on the New York Stock Exchange on March 1, 2006 was $49.26 per share. No option rights may be exercised more than ten years from the date of grant. Each grant must specify the period of continuous employment that is necessary before the option rights become exercisable, and may provide for the earlier exercise of such option rights in the event of a change in control of the Corporation, retirement, death or disability of the optionee, or other similar transaction or event approved by the Committee.

     The option price is payable at the time of exercise (i) in cash, (ii) by the transfer to the Corporation of nonforfeitable, unrestricted shares of the Corporation's Common Stock that are already owned by the option holder and have a value at the time of exercise equal to the option price, (iii) with any other legal consideration that the Committee may deem appropriate, or (iv) by any combination of the foregoing methods of payment. Any grant of option rights may provide for deferred payment of the option price from the proceeds of sale through a broker on the date of exercise of some or all of the shares of Common Stock to which the exercise relates, or the payment of the option price in installments (although, in the case of executive officers and Directors, these payment methods may be affected by the restrictions on personal loans to executive officers provided by the Sarbanes-Oxley Act of 2002).

     Any grant of option rights may specify management objectives (as described below) that must be achieved as a condition to exercise such rights. The Committee may, at or after the date of grant of any option rights (other than the grant of an incentive stock option), provide for the payment of dividend equivalents to the optionee on a current, deferred, or contingent basis or may provide that such equivalents be credited against the option price. Successive grants may be made to the same option holder regardless of whether option rights previously granted to him or her remain unexercised.

STOCK APPRECIATION RIGHTS

     The Committee may, in its discretion, award stock appreciation rights to officers and other key employees of the Corporation and its subsidiaries. Stock appreciation rights represent the right to receive from the Corporation an amount, determined by the Committee and expressed as a percentage not exceeding 100%, of the difference between the base price established for such stock appreciation rights (not less than the fair market value per share of the Corporation's Common Stock on the date of grant) and the market value of the Common Stock on the date the stock appreciation rights are exercised.

     Stock appreciation rights can be tandem (granted with option rights to provide an alternative to exercise of the option rights) or free-standing. Tandem stock appreciation rights may only be exercised at a time when the related option right is exercisable and the spread is positive, and require that the related option right be surrendered for cancellation. Free-standing stock appreciation rights must have a base price per appreciation right (not less than the fair market value of a share on the date of grant) and may not be exercisable more than ten years from the date of grant.

     Any grant of stock appreciation rights may specify that the amount payable by the Corporation on exercise of the appreciation right may be paid in cash, in Common Stock or in any combination thereof, and may either grant to the recipient or retain in the Committee the right to elect among those alternatives. Any grant of stock appreciation rights may provide for the payment of dividend equivalents in the form of cash or Common Stock paid on a current, deferred, or contingent basis. Each grant must specify the period of continuous employment that is necessary before the stock appreciation rights become exercisable, and may provide for the earlier exercise of such stock appreciation rights in the event of a change in control of the Corporation, retirement, death, or disability of the employee, or other similar transaction or event approved by the Committee. Any grant of stock appreciation rights may specify management objectives (as described below) that must be achieved as a condition to exercise such rights.

PERFORMANCE SHARES AND PERFORMANCE UNITS

     The Committee may, in its discretion, award performance shares and/or performance units to officers and other key employees of the Corporation and its subsidiaries. A performance share is the equivalent of one share of Common Stock and a performance unit is the equivalent of $1.00.

     The participant will be given one or more management objectives (as described below) to meet within a specified period (the "performance period"). A minimum level of acceptable achievement will also be established by the Committee. If by the end of the performance period, the participant has achieved the specified management objectives, the participant will be deemed to have fully earned the performance shares or performance units. If the participant has not achieved the management objectives, but has attained or exceeded a predetermined minimum level of acceptable achievement, the participant will be deemed to have partly earned the performance shares or performance units in accordance with a predetermined formula. To the extent earned, the performance shares or performance units will be paid to the participant at the time and in the manner determined by the Committee in cash, Common Stock, or any combination thereof. The grant may provide for the payment of dividend equivalents thereon in cash or in Common Stock on a current, deferred, or contingent basis. The grant may also provide for the earlier termination of the performance period in the event of a change in control of the Corporation, retirement, death, or disability of the participant, or other similar transaction or event approved by the Committee.

RESTRICTED SHARES

     The Committee may, in its discretion, award restricted shares to officers and other key employees of the Corporation and its subsidiaries. Restricted shares constitute an immediate transfer of ownership of a specified number of shares of Common Stock to the recipient in consideration of the performance of services. The participant is entitled immediately to voting, dividend, and other ownership rights in shares of Common Stock. The transfer may be made without additional consideration or in consideration of a payment by such participant that is less than the fair market value per share of Common Stock on the date of grant.

     Restricted shares must be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Tax Code for a period to be determined by the Committee on the date of the grant, and may provide for the ear-lier termination of the forfeiture provisions in the event of a change in control of the Corporation, retirement, death, or disability of the participant, or other similar transaction or event approved by the Committee. In order to enforce these forfeiture provisions, the transferability of restricted shares will be prohibited or restricted in the manner prescribed by the Committee on the date of grant for the period during which such forfeiture provisions are to continue.

     Any grant of restricted shares may specify management objectives which, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Any such grant may also specify in respect of such specified management objectives, a minimum acceptable level of achievement, and must set forth a formula for determining the number of restricted shares on which restrictions will terminate if performance is at or above the minimum level but below full achievement of the specified management objectives.

RESTRICTED STOCK UNITS

     The Committee may, in its discretion, award restricted stock units to officers and other key employees of the Corporation and its subsidiaries. Restricted stock units constitute an agreement to deliver shares of Common Stock to the recipient in the future in consideration of the performance of services over a specified period, but subject to the fulfillment of such conditions as the Committee may specify.

     During the restriction period the participant has no right to transfer any rights under his or her award and no right to vote or receive dividends on the shares of Common Stock covered by the restricted stock units, but the Committee may authorize the payment of dividend equivalents with respect to the restricted stock units, in cash or shares of Common Stock, on a current, deferred, or contingent basis. The Committee must fix a restriction period at the time of grant, and may provide for the earlier termination of the restriction period in the event of a change in control of the Corporation, retirement, death, or disability of the employee, or other similar transaction or event approved by the Committee. Awards of restricted stock units may be made without additional consideration or in consideration of a payment by such participant that is less than the fair market value per share of Common Stock on the date of grant.

OTHER AWARDS

     The Committee may, in its discretion and subject to limitations under applicable law, grant to officers and other key employees of the Corporation and its subsidiaries other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock or factors that may influence the value of such shares (including, without limitation, convertible or exchangeable debt securities or other securities, purchase rights for shares of Common Stock, or awards with value and payment contingent upon performance of the Corporation or its subsidiaries or other factors determined by the Committee). The Committee will determine the terms and conditions of these awards. Shares of Common Stock delivered pursuant to these types of awards will be purchased for such consideration, by such methods, and in such forms as the Committee determines. Cash awards, as an element of or supplement to any other award granted under the 2006 Plan, may also be granted. The Committee may also grant shares of Common Stock as a bonus, or may grant other awards in lieu of obligations of the Corporation or a subsidiary to pay cash or deliver other property under the 2006 Plan or under other plans or compensatory arrangements, subject to such terms as are determined by the Committee.

NON-EMPLOYEE DIRECTORS

     The Committee may, from time to time and upon such terms and conditions as it may determine, authorize the granting to non-employee Directors of option rights (that are not intended to qualify as incentive stock options), stock appreciation rights, restricted shares, restricted stock units, or any combination of the foregoing. Each such grant shall be upon terms and conditions consistent with the above description of such awards.

MANAGEMENT OBJECTIVES

     The 2006 Plan requires that the Committee establish "management objectives" for purposes of performance shares and performance units. When so determined by the Committee, option rights, stock appreciation rights, and restricted shares may also specify management objectives.

     Management objectives may be described in terms of either Corporation-wide objectives or objectives that are related to the performance of the individual participant or subsidiary, division, department, region, or function within the Corporation or a subsidiary in which the participant is employed. Management objectives applicable to any award to a participant who is, or is determined by the Committee likely to become, a "covered employee" within the meaning of
Section 162(m)(3) of the Tax Code (and that is intended to qualify for the performance-based compensation exception to Section 162(m) of the Tax Code) will be limited to specified levels of or growth in one or more of the following criteria: earnings per share from continuing operations, operating income, revenues, return on assets, return on equity, return on invested capital, shareholder value, economic value added, shareholder return (measured in terms of stock price appreciation) and/or total shareholder return (measured in terms of stock price appreciation and/or dividend growth), achievement of cost controls, delivery cost per kilowatt hour or delivery cost per millions of cubic feet of natural gas, customer satisfaction ratings, frequency or duration of electric or natural gas service interruptions, number of or severity of gas leaks, avoidance of environmental, public, or employee safety problems, realization of the regulated return on equity, or the price of the shares of the Corporation's Common Stock.

     Except in the case of a covered employee where such modification would result in the loss of an otherwise available exemption under Section 162(m) of the Tax Code, if the Committee determines that a change in the business, operations, corporate structure, or capital structure of the Corporation, or the manner in which the Corporation conducts its business, or other events or circumstances render the management objectives unsuitable, the Committee may modify such management objectives, in whole or in part, as the Committee deems appropriate and equitable.

CHANGE IN CONTROL

     A definition of "change in control" is included in the 2006 Plan, which is attached hereto as APPENDIX A.

TRANSFERABILITY

     Except as otherwise determined by the Committee, option rights, stock appreciation rights, and other derivative security granted under the 2006 Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, option rights and stock appreciation rights are exercisable during a participant's lifetime only by him or her or by his or her guardian or legal representative. Any award made under the 2006 Plan may provide that any shares of Common Stock issued or transferred as a result of the award will be subject to further restrictions upon transfer.

ADJUSTMENTS

     The Committee may make or provide for such adjustments in the numbers of shares of Common Stock covered by outstanding option rights, stock appreciation rights, performance shares, restricted stock units, and other share-based awards, in the option price and base price provided in outstanding option and stock appreciation rights, and in the kind of shares covered thereby, as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of participants that would otherwise result from (a) any stock dividend, stock split, combination of shares, recapitalization, or other change in the capital structure of the Corporation, (b) any merger, consolidation, spinoff, spin-out, split-off, split-up, reorganization, partial or complete liquidation, or other distribution of assets, issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. In the event of any such transaction or event, the Committee may provide in substitution for any or all of the outstanding awards under the 2006 Plan such alternative consideration (or no consideration) as it may in good faith determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

AMENDMENTS AND MISCELLANEOUS

     The 2006 Plan may be amended by the Board of Directors, but any amendment that must be approved by the Corporation's shareholders in order to comply with applicable law or rules will not be effective unless and until such approval has been obtained. However, the Board of Directors may amend the 2006 Plan to eliminate provisions which are no longer necessary as a result of changes in tax or securities laws and regulations, or in the interpretation of such laws and regulations.

     Where the Committee has established conditions to the exercisability or retention of certain awards, the 2006 Plan allows the Committee to take action in its sole discretion at or after the date of grant to adjust such conditions in certain circumstances, including in the case of the death, disability, or retirement of a participant.

     The Committee may not, without the further approval of the Corporation's shareholders, authorize the amendment of any outstanding option right or appreciation right to reduce the option price or base price. No option right or appreciation right may be cancelled and replaced with awards having a lower option price or base price, respectively, without further approval of the Corporation's shareholders.

     The Committee may permit participants to elect to defer the issuance of Common Stock or the settlement of awards in cash under the 2006 Plan pursuant to such rules, procedures, or programs as it may establish for purposes of the 2006 Plan. The Committee also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     The Committee may condition the grant of any award or combination of awards authorized under the 2006 Plan on the deferral by the participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Corporation or a subsidiary to the participant.

     The Committee may provide for special terms for awards to participants who are foreign nationals or who are employed by the Corporation or any of its subsidiaries outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom.

COMPLIANCE WITH SECTION 409A OF THE TAX CODE

     The American Jobs Creation Act of 2004, enacted on October 22, 2004, revised the federal income tax law applicable to certain types of awards that may be granted under the 2006 Plan. To the extent applicable, it is intended that the 2006 Plan and any grants made under the 2006 Plan comply with the provisions of Section 409A of the Tax Code. The 2006 Plan and any grants made under the 2006 Plan will be administered in a manner consistent with this intent, and any provision of the 2006 Plan that would cause the plan or any grant made under the plan to fail to satisfy Section 409A of the Tax Code shall have no force and effect until amended to comply with such Tax Code Section (which amendment may be retroactive to the extent permitted by Section 409A of the Tax Code and may be made by the Corporation without the consent of the participants). Any reference to Section 409A of the Tax Code will also include any proposed, temporary or final regulations, or any other guidance promulgated with respect to such Tax Code Section by the U.S. Department of the Treasury or the Internal Revenue Service.

TERMINATION

     No grant will be made under the 2006 Plan more than ten years after the date on which the 2006 Plan is first approved by the Board of Directors, but all grants made on or prior to such date will continue in effect thereafter subject to the terms thereof and of the 2006 Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a brief summary of certain of the federal income tax consequences of certain transactions under the 2006 Plan. This summary is not intended to be complete and does not describe state, local, foreign, or other tax consequences.

TAX CONSEQUENCES TO PARTICIPANTS

     NONQUALIFIED STOCK OPTIONS. In general, (a) no income will be recognized by an optionee at the time a nonqualified option right is granted; (b) at the time of exercise of the nonqualified option right ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares of Common Stock and the fair market value of the shares, if unrestricted, on the date of exercise; and (c) at the time of sale of shares of Common Stock acquired pursuant to the exercise of the nonqualified option right, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     INCENTIVE STOCK OPTIONS. No income will be recognized by an optionee upon the grant of an incentive stock option. In general, no income will be recognized upon the exercise of an incentive stock option. However, the difference between the option price paid and the fair market value of the shares at exercise may constitute a preference item for the alternative minimum tax. If shares of Common Stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If shares of Common Stock acquired upon the timely exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     STOCK APPRECIATION RIGHTS. No income will be recognized by a participant in connection with the grant of a tandem appreciation right or a free-standing appreciation right. When the appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of Common Stock received on the exercise.

     PERFORMANCE SHARES AND PERFORMANCE UNITS. No income generally will be recognized upon the grant of performance shares or performance units. Upon payment in respect of the earn-out of performance shares or performance units, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and the fair market value of any nonrestricted shares of Common Stock received.

     RESTRICTED SHARES. The recipient of restricted shares generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Tax Code ("restrictions"). At such time the recipient will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a recipient who so elects under Section 83(b) of the Tax Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a
Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant.

     RESTRICTED STOCK UNITS. Generally, no income will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of Common Stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units) and the capital gains/loss holding period for such shares also will commence on such date.

     OTHER SHARE-BASED AWARDS. The recipient of a share-based award other than an award described above generally will be subject to tax at ordinary income rates on the fair market value of shares of Common Stock on the date of grant of the share-based award and the capital gains/loss holding period for such shares also will commence on such date.

     DIVIDEND EQUIVALENTS. Any dividend equivalents awarded with respect to awards granted under the 2006 Plan and paid in cash or unrestricted shares of the Corporation's Common Stock will be taxed to the participant at ordinary income rates when received by the participant.

     Because the tax consequences to a participant may vary depending on his or her individual circumstances, each participant should consult his or her personal tax advisor regarding the federal and any state, local, foreign, or other consequences to him or her.

TAX CONSEQUENCES TO THE CORPORATION

     To the extent that a participant recognizes ordinary income in the circumstances described above, the Corporation or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, (a) the income meets the test of reasonableness, (b) is an ordinary and necessary business expense, (c) is not an "excess parachute payment" within the meaning of Section 280G of the Tax Code, and (d) is not disallowed by the $1 million limitation on certain executive compensation.

REGISTRATION WITH THE SEC

     The Corporation intends to file a Registration Statement on Form S-8 relating to the issuance of common shares under the 2006 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as is practicable after approval of the 2006 Plan by the Corporation's shareholders.

NEW PLAN BENEFITS

     It cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the 2006 Plan if the 2006 Plan is approved by shareholders. Such determinations are subject to the discretion of the Compensation Committee and the extent to which certain performance goals are achieved. However, certain awards authorized for 2006 by the Compensation Committee are described below.

     2006 AWARDS UNDER THE 2006 PLAN. The Compensation Committee, on February 10, 2006, granted Performance Shares to the executive officers listed below, covering the number of shares of Common Stock indicated, all subject to shareholder approval of the 2006 Plan:


NAME AND POSITION                            DOLLAR VALUE ($)*               NUMBER OF PERFORMANCE SHARES
-----------------                            -----------------               ----------------------------
STEVEN V. LANT, Chairman,                           --                                   6,940
President and Chief Executive
Officer of the Corporation,
Chairman and Chief Executive
Officer of Central Hudson,
Chairman, President and Chief
Executive Officer of CHEC


CARL E. MEYER, Executive                            --                                   2,210
Vice President of the
Corporation and President
and Chief Operating Officer
of Central Hudson


JOSEPH J. DEVIRGILIO, JR.,                          --                                   1,900
Executive Vice President -
Corporate Services and
Administration of the
Corporation and of Central
Hudson; Executive Vice
President of CHEC


ARTHUR R. UPRIGHT, Senior                           --                                   1,250
Vice President of the
Corporation; Senior Vice
President - Regulatory
Affairs of Central Hudson


CHRISTOPHER M. CAPONE,                              --                                   1,820
Chief Financial Officer and
Treasurer of the Corporation,
of Central Hudson and of CHEC

EXECUTIVE GROUP                                     --                                  14,120

NON-EXECUTIVE DIRECTOR GROUP                        --                                       0

NON-EXECUTIVE OFFICER EMPLOYEE GROUP                --                                   6,590

-------------------------------
* The dollar values of these performance share awards are not determinable at this time. The number of shares of Common Stock earned and paid will range, according to the extent to which certain performance goals are achieved, from 0% to 150% of the performance shares granted.

CURRENT EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information about the Corporation's equity compensation plans (including individual compensation arrangements) under which equity securities of Energy Group are authorized for issuance as of December 31, 2005:

       SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     EQUITY COMPENSATION PLAN INFORMATION

                                                                                      NUMBER OF SECURITIES
                                                                                     REMAINING AVAILABLE FOR
                                                                                      FUTURE ISSUANCE UNDER
                            NUMBER OF SECURITIES TO BE  WEIGHTED-AVERAGE EXERCISE      EQUITY COMPENSATION
                             ISSUED UPON EXERCISE OF      PRICE OF OUTSTANDING          PLANS (EXCLUDING
                               OUTSTANDING OPTIONS,       OPTIONS, WARRANTS AND       SECURITIES REFLECTED
       PLAN CATEGORY          WARRANTS AND RIGHTS [a]          RIGHTS [b]              IN COLUMN [a]) [c]
  ----------------------    --------------------------  -------------------------    -----------------------
  Equity compensation
  plans not approved by
  security holders                   73,300(1)                      $46.18                    286,968(2)

  Equity compensation
  plans approved by
  security holders                       --(3)                          --                         --
                                     ------                         ------                  ---------
  Total                              73,300                         $46.18                    286,968
                                     ======                         ======                  =========

----------------------
(1)  This   includes   only   stock   options   granted   under  the   Long-Term
     Performance-Based Incentive Plan.

(2) This excludes 67,100 performance shares granted, 18,832 performance shares awarded, 2,400 performance shares forfeited, and 51,400 stock options exercised through 2005 under the Long-Term Performance-Based Incentive Plan.

(3) The Corporation also has an equity compensation plan described under the caption "Stock Plan for Outside Directors" on page 14 hereof. No options, warrants, or rights are granted under this plan.

VOTE REQUIRED FOR APPROVAL OF THE ADOPTION OF THE CORPORATION'S LONG-TERM EQUITY INCENTIVE PLAN

     Approval of this Proposal No. 2 requires the affirmative vote of a majority of the votes cast in person or by proxy. Abstentions and broker non-votes are voted neither "FOR" nor "AGAINST" and have no effect on the vote but are counted in the determination of a quorum.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                           VOTE "FOR" PROPOSAL NO. 2.

          PROPOSAL NO. 3 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee has appointed PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Corporation's independent public accountants for 2006. Although shareholder approval of the Audit Committee's appointment is not required by law, the Board of Directors believes that it is good corporate governance to give shareholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee may reconsider its selection.

     Even if the appointment is ratified, the Audit Committee may, in its discretion, change the appointment at any time during the year if it determines that such a change would be in the best interests of the Corporation and its shareholders.

     Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They will be available to respond to appropriate questions.

     Additional information regarding fees paid to PricewaterhouseCoopers LLP can be found in the "Report of the Audit Committee" beginning on page 17.

VOTE REQUIRED FOR RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     Shareholder approval is not required for the appointment of PricewaterhouseCoopers LLP, as the Audit Committee of the Board of Directors has the sole responsibility for selecting auditors. However, the appointment is being submitted for ratification at the Annual Meeting. Ratification of this Proposal No. 3 requires the affirmative of a majority of the votes cast in person or by proxy. Abstentions and broker non-votes are voted neither "FOR" nor "AGAINST" and have no effect on the vote but are counted in the determination of a quorum.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                           VOTE "FOR" PROPOSAL NO. 3

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the Annual Meeting other than those referred to in the notice hereof. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,



                                          Lincoln E. Bleveans
                                          CORPORATE SECRETARY

March 10, 2006

                                   APPENDIX A


                              CH ENERGY GROUP, INC.
                         LONG-TERM EQUITY INCENTIVE PLAN


PURPOSE OF THE PLAN.

     The purpose of this Plan is to attract, retain and motivate directors, officers and other key employees of CH Energy Group, Inc. (the "Company") and its Subsidiaries and to provide to such persons incentives and rewards for superior performance and contribution. Prior to the Effective Date of the Plan, the Company maintained the Long-Term Performance-Based Incentive Plan, as amended, which was originally effective as of January 1, 2000 (the "2000 Plan"). Upon shareholder approval of the Plan, the 2000 Plan will terminate and no new awards will be granted under such plan, although outstanding awards granted under the 2000 Plan will continue in accordance with their terms and the provisions of the 2000 Plan.

DEFINITIONS.

     Capitalized terms used herein shall have the meanings assigned to such terms in this Section 2.

     "Applicable Laws" means the requirements relating to the administration of equity-based compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Shares are listed or quoted and the applicable laws of any other country or jurisdiction where awards are granted under this Plan.

     "Appreciation Right" means a right granted pursuant to Section 5 or Section 9 of this Plan, and shall include both Tandem Appreciation Rights and Free-Standing Appreciation Rights.

     "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Free-Standing Appreciation Right and a Tandem Appreciation Right.

     "Board" means the Board of Directors of the Company.

     "Change in Control" means:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (x) the then outstanding shares of common stock of the Company (the "Outstanding Common Shares") or (y) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change in Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company,
               (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or its affiliated companies or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this definition; or

          (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Shares and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more of its affiliated companies) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Shares and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business combination; or

          (d) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Common Shares" means shares of common stock, par value $0.10, of the Company or any security into which such Common Shares may be changed by reason of any transaction or event of the type referred to in Section 12 of this Plan.

     "Company" has the meaning given such term in Section 1 of this Plan.

     "Covered Employee" means a Participant who is, or is determined by the Board to be likely to become, a "covered employee" within the meaning of Section 162(m) of the Code (or any successor provision).

     "Date of Grant" means the date specified by the Board on which a grant of Option Rights, Appreciation Rights, Performance Units or Performance Shares or a grant or sale of Restricted Shares or Restricted Stock Units, or awards granted under Section 10 of this Plan shall become effective (which date will not be earlier than the date on which the Board takes action with respect thereto).

     "Director" means a member of the Board.

     "Effective Date" means the date that the Plan is first adopted by the Board.

     "Evidence of Award" means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Board which sets forth the terms and conditions of the Option Rights, Appreciation Rights, Performance Units, Performance Shares, Restricted Shares, Restricted Stock Units, or awards granted under Section 10 of this Plan. An Evidence of Award may be in an electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant.

     "Exchange Act" means the Securities Exchange Act of 1934 and the rules and regulations thereunder, as such law, rules and regulations may be amended from time to time.

     "Free-Standing Appreciation Right" means an Appreciation Right granted pursuant to Section 5 or Section 9 of this Plan that is not granted in tandem with an Option Right.

     "Incentive Stock Options" means Option Rights that are intended to qualify as "incentive stock options" under Section 422 of the Code or any successor provision.

     "Management Objectives" means the measurable performance objective or objectives established pursuant to this Plan for Participants who have received grants of Performance Units or Performance Shares or, when so determined by the Board, Option Rights, Appreciation Rights and Restricted Shares pursuant to this Plan. Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or of the Subsidiary, division, department, region or function within the Company or Subsidiary in which the Participant is employed. The Management Objectives may be made relative to the performance of other corporations. The Management Objectives applicable to any award to a Covered Employee that is intended to qualify for the performance-based compensation exception to Section 162(m) of the Code shall be based on specified levels of or growth in one or more of the following criteria: earnings per share from continuing operations, operating income, revenues, return on assets, return on equity, return on invested capital, shareholder value, economic value added, shareholder return (measured in terms of stock price appreciation) and/or total shareholder return (measured in terms of stock price appreciation and/or dividend growth), achievement of cost controls, delivery cost per kilowatt hour or delivery cost per millions of cubic feet of natural gas, customer satisfaction ratings, frequency or duration of electric or gas service interruptions, number of or severity of gas leaks, avoidance of environmental, public or employee safety problems, realization of the regulated return on equity, or the price of the Common Shares. Management Objectives may be stated as a combination of the listed factors. If the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances (including those events and circumstances described in Section 12 of this Plan) render the Management Objectives unsuitable, the Board may in its discretion modify such Management Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable, except in the case of a Covered Employee to the extent that such action would result in the loss of the otherwise available exemption of the award under
Section 162(m) of the Code.

     "Market Value per Share" means, as of any particular date, (i) the closing sale price per Common Share as reported on the principal exchange on which Common Shares are then trading, or if there are no sales on such day, on the next preceding trading day during which a sale occurred, or (ii) if clause (i) does not apply, the fair market value of a Common Share as determined by the Board.

     "Non-Employee Director" means a Director who is not an employee of the Company or any Subsidiary.

     "Optionee"  means  the  optionee  named  in  an  agreement   evidencing  an
outstanding Option Right.

     "Option Price" means the purchase price payable on exercise of an Option Right.

     "Option Right" means the right to purchase Common Shares upon exercise of an option granted pursuant to Section 4 or Section 9 of this Plan.

     "Participant" means a person who is selected by the Board to receive benefits under this Plan and who is at the time an officer or other key employee of the Company or any of its Subsidiaries, or who has agreed to commence serving in any such capacities within 90 days of the Date of Grant, and shall also include each Non-Employee Director who receives an award of Option Rights, Appreciation Rights, Restricted Shares, Restricted Stock Units or any awards under Section 10 of this Plan.

     "Performance Period" means, in respect of a Performance Unit or Performance Share, a period of time established pursuant to Section 6 of this Plan within which the Management Objectives relating to such Performance Share or Performance Unit are to be achieved.

     "Performance Share" means a bookkeeping entry that records the equivalent of one Common Share awarded pursuant to Section 6 of this Plan.

     "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 6 of this Plan.

     "Plan" means this CH Energy Group, Inc. Long-Term Equity Incentive Plan, as amended from time to time.

     "Restricted Shares" means Common Shares granted or sold pursuant to Section 7 or Section 9 of this Plan as to which neither the substantial risk of forfeiture nor the prohibition on transfers referred to in such Section 7 has expired.

     "Restricted Stock Units" means an award of the right to receive Common Shares at the end of a specified Restriction Period made pursuant to Section 8 or Section 9 of this Plan.

     "Restriction Period" means the period of time during which Restricted Stock Units are subject to deferral limitations under Section 8 of this Plan.

     "Spread" means the excess of the Market Value per Share on the date when an Appreciation Right is exercised, or on the date when Option Rights are surrendered in payment of the Option Price of other Option Rights, over the per share Option Price or per share Base Price provided for in the related Option Right or Free-Standing Appreciation Right, respectively.

     "Subsidiary" means a corporation, company or other entity which is designated by the Board and in which the Company has a direct or indirect ownership or other equity interest, provided, however, that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, the term "Subsidiary" has the meaning given to such term in Section 424 of the Code, as interpreted by the regulations thereunder and applicable law.

     "Tandem Appreciation Right" means an Appreciation Right granted pursuant to
Section 5 or Section 9 of this Plan that is granted in tandem with an Option Right.

     "2000 Plan" has the meaning given such term in Section 1 of this Plan.

SHARES AVAILABLE UNDER THE PLAN.

     Subject to adjustment as provided in Section 12 of this Plan, the number of Common Shares that may be issued or transferred (i) upon the exercise of Option Rights or Appreciation Rights, (ii) as Restricted Shares, (iii) in payment of Restricted Stock Units, (iv) in payment of Performance Units or Performance Shares that have been earned, (v) as awards to Non-Employee Directors, (vi) in payment of awards granted under Section 10 of this Plan or (vii) in payment of dividend equivalents paid with respect to awards made under the Plan shall not exceed in the aggregate 300,000 Common Shares, plus any shares relating to awards that expire or are forfeited or are cancelled. Common Shares covered by an award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant. Without limiting the generality of the foregoing, upon payment in cash of the benefit provided by any award granted under the Plan, any Common Shares that were covered by that award will be available for issue or transfer hereunder. Notwithstanding anything to the contrary contained herein: (A) Common Shares tendered in payment of the Option Price of an Option Right shall not be added to the aggregate Plan limit described above; (B) Common Shares withheld by the Company to satisfy the tax withholding obligation shall not be added to the aggregate Plan limit described above; (C) Common Shares that are repurchased by the Company with Option Right proceeds shall not be added to the aggregate Plan limit described above; and (D) all Common Shares covered by an Appreciation Right, to the extent that it is exercised and settled in Common Shares, and whether or not Common Shares are actually issued to the Participant upon exercise of the right, shall be considered issued or transferred pursuant to the Plan. Such Common Shares may be shares of original issuance or treasury shares or a combination of the foregoing.

     If, under this Plan, a Participant has elected to give up the right to receive compensation in exchange for Common Shares based on fair market value, such Common Shares will not count against the number of shares available in
Section 3(a) above.

     Notwithstanding anything in this Section 3, or elsewhere in this Plan, to the contrary and subject to adjustment as provided in Section 12 of this Plan,
(i) the aggregate number of Common Shares actually issued or transferred by the Company upon the exercise of Incentive Stock Options shall not exceed 300,000 Common Shares; (ii) no Participant shall be granted Option Rights and Appreciation Rights, in the aggregate, for more than 15,000 Common Shares during any calendar year; and (iii) the number of shares issued as Appreciation Rights, Restricted Shares and Restricted Stock Units (after taking forfeitures into account) shall not exceed, in the aggregate, 100,000 Common Shares.

     Notwithstanding any other provision of this Plan to the contrary, in no event shall any Participant in any calendar year receive an award of (i) Performance Shares or Restricted Shares that specify Management Objectives, in the aggregate, for more than 20,000 Common Shares or (ii) Performance Units having an aggregate maximum value as of their respective Dates of Grant in excess of $1,000,000.

OPTION RIGHTS.

     The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Participants of Option Rights. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

     Each grant shall specify the number of Common Shares to which it pertains.

     Each grant shall specify an Option Price per share, which may not be less than the Market Value per Share on the Date of Grant.

     Each grant shall specify whether the Option Price shall be payable (i) in cash or by check acceptable to the Company, (ii) by the actual or constructive transfer to the Company of nonforfeitable, unrestricted Common Shares owned by the Optionee having a value at the time of exercise equal to the total Option Price, on such basis as the Board may determine, (iii) in any other legal consideration that the Board may deem appropriate, on such basis as the Board may determine, or (iv) by a combination of such methods of payment.

     To the extent permitted by law, any grant may provide for (i) deferred payment of the Option Price from the proceeds of sale through a bank or broker on a date satisfactory to the Company of some or all of the shares to which such exercise relates; (ii) payment of the Option Price, at the election of the Optionee, in installments, with or without interest, upon terms determined by the Board; or (iii) any combination of such methods.

     Successive grants may be made to the same Participant whether or not any Option Rights previously granted to such Participant remain unexercised.

     Each grant shall specify the period or periods of continuous service by the Optionee with the Company or any Subsidiary that is necessary before the Option Rights or installments thereof will become exercisable and may provide for the earlier exercise of such Option Rights in the event of a Change in Control, retirement, death or disability of the Optionee or other similar transaction or event as approved by the Board.

     Any grant of Option Rights may specify Management Objectives that must be achieved as a condition to the exercise of such rights.

     Option Rights granted under this Plan may be (i) options, including, without limitation, Incentive Stock Options, that are intended to qualify under particular provisions of the Code, (ii) "nonqualified stock options" that are not intended so to qualify, or (iii) combinations of the foregoing. Incentive Stock Options may only be granted to Participants who meet the definition of "employees" under Section 3401(c) of the Code on the Date of Grant.

     The exercise of an Option Right shall result in the cancellation on a share-for-share basis of any Tandem Appreciation Right authorized under Section 5 of this Plan.

     No Option Right shall be exercisable more than 10 years from the Date of Grant.

     Each grant of Option Rights shall be evidenced by an Evidence of Award which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

     The Board may, at or after the Date of Grant of any Option Rights (other than Incentive Stock Options), provide for the payment of dividend equivalents to the Optionee on either a current or deferred or contingent basis or may provide that such equivalents shall be credited against the Option Price.

APPRECIATION RIGHTS.

     The Board may authorize the granting (i) to any Optionee, of Tandem Appreciation Rights in respect of Option Rights granted hereunder, and (ii) to any Participant, of Free-Standing Appreciation Rights. A Tandem Appreciation Right shall be a right of the Optionee, exercisable by surrender of the related Option Right, to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise. Tandem Appreciation Rights may be granted at any time prior to the exercise or termination of the related Option Rights; provided, however, that a Tandem Appreciation Right awarded in relation to an Incentive Stock Option must be granted concurrently with such Incentive Stock Option. A Free-Standing Appreciation Right shall be a right of the Participant to receive from the Company an amount determined by the Board, which shall be expressed as a percentage of the Spread (not exceeding 100 percent) at the time of exercise.

     Each  grant  of  Appreciation   Rights  may  utilize  any  or  all  of  the
authorizations, and shall be subject to all of the requirements, contained in the following provisions:

     Any grant may specify that the amount payable on exercise of an Appreciation Right may be paid by the Company in cash, in Common Shares or in any combination thereof and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

     Any  grant  may  specify  that  the  amount   payable  on  exercise  of  an
Appreciation Right may not exceed a maximum specified by the Board at the Date of Grant.

     Each grant shall specify the period or periods of continuous service by the Participant with the Company or any Subsidiary that is necessary before the Appreciation Right or installments thereof will become exercisable and may provide for the earlier exercise of such Appreciation Rights in the event of a Change in Control, retirement, death or disability of the Participant or other similar transaction or event as approved by the Board.

     Each grant of an Appreciation Right shall be evidenced by an Evidence of Award, which shall describe such Appreciation Right, identify any related Option Right, state that such Appreciation Right is subject to all the terms and conditions of this Plan, and contain such other terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

     Any grant may provide for the payment to the Participant of dividend equivalents thereon in cash or Common Shares on a current, deferred or contingent basis.

     Any grant of Tandem Appreciation Rights shall provide that such Rights may be exercised only at a time when the related Option Right is also exercisable and at a time when the Spread is positive, and by surrender of the related Option Right for cancellation.

     Regarding Free-Standing Appreciation Rights only:

          Each grant shall specify in respect of each Free-Standing Appreciation Right a Base Price, which shall not be less than the Market Value per Share on the Date of Grant;

          Successive grants may be made to the same Participant regardless of whether any Free-Standing Appreciation Rights previously granted to the Participant remain unexercised; and

          No Free-Standing Appreciation Right granted under this Plan may be exercised more than 10 years from the Date of Grant.

          Any grant of Appreciation Rights may specify Management Objectives that must be achieved as a condition to exercise such rights.

PERFORMANCE UNITS AND PERFORMANCE SHARES.

     The Board may also authorize the granting to Participants of Performance Units and Performance Shares that will become payable (or payable early) to a Participant upon achievement of specified Management Objectives. Each such grant may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

     Each grant shall specify the number of Performance Units or Performance Shares to which it pertains, which number may be subject to adjustment to reflect changes in compensation or other factors; provided, however, that no such adjustment shall be made in the case of a Covered Employee where such action would result in the loss of the otherwise available exemption of the award under Section 162(m) of the Code.

     The Performance Period with respect to each Performance Unit or Performance Share shall be such period of time commencing with the Date of Grant as shall be determined by the Board at the time of grant. Each grant may provide for the earlier lapse or other modification of such Performance Period in the event of a Change in Control, retirement, or death or disability of the Participant or other similar transaction or event as approved by the Board

     Any grant of Performance Units or Performance Shares shall specify Management Objectives which, if achieved, will result in payment or early payment of the award, and each grant may specify in respect of such specified Management Objectives a minimum acceptable level of achievement and shall set forth a formula for determining the number of Performance Units or Performance Shares that will be earned if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives. The grant of Performance Units or Performance Shares shall specify that, before the Performance Shares or Performance Units shall be earned and paid, the Board must determine that the Management Objectives have been satisfied.

     Each grant shall specify the time and manner of payment of Performance Units or Performance Shares that have been earned. Any grant may specify that the amount payable with respect thereto may be paid by the Company to the Participant in cash, in Common Shares or in any combination thereof, and may either grant to the Participant or retain in the Board the right to elect among those alternatives.

     Any grant of Performance Units may specify that the amount payable or the number of Common Shares issued with respect thereto may not exceed maximums specified by the Board at the Date of Grant. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Board at the Date of Grant.

     Each grant of Performance Units or Performance Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

     The Board may, at or after the Date of Grant of Performance Shares, provide for the payment of dividend equivalents to the holder thereof on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

RESTRICTED SHARES.

     The Board may also authorize the grant or sale of Restricted Shares to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the limitations, contained in the following provisions:

     Each such grant or sale shall constitute an immediate transfer of the ownership of Common Shares to the Participant in consideration of the performance of services, entitling such Participant to voting, dividend and other ownership rights, but subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

     Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than Market Value per Share at the Date of Grant.

     Each such grant or sale shall provide that the Restricted Shares covered by such grant or sale shall be subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code for a period to be determined by the Board at the Date of Grant and may provide for the earlier lapse of such substantial risk of forfeiture in the event of a Change in Control, retirement, or death or disability of the Participant or other similar transaction or event as approved by the Board.

     Each such grant or sale shall provide that during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board at the Date of Grant (which restrictions may include, without limitation, rights of repurchase or first refusal in the
Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee).

     Any grant of Restricted Shares may specify Management Objectives that, if achieved, will result in termination or early termination of the restrictions applicable to such shares. Each grant may specify in respect of such Management Objectives a minimum acceptable level of achievement and may set forth a formula for determining the number of Restricted Shares on which restrictions will terminate if performance is at or above the minimum level, but falls short of full achievement of the specified Management Objectives.

     Any such grant or sale of Restricted Shares may require that any or all dividends or other distributions paid thereon during the period of such restrictions be automatically deferred and reinvested in additional Restricted Shares, which may be subject to the same restrictions as the underlying award.

     Each grant or sale of Restricted Shares shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve. Unless otherwise directed by the Board, all certificates representing Restricted Shares shall be held in custody by the Company until all restrictions thereon shall have lapsed, together with a stock power or powers executed by the Participant in whose name such certificates are registered, endorsed in blank and covering such Shares.

RESTRICTED STOCK UNITS.

     The Board may also authorize the grant or sale of Restricted Stock Units to Participants. Each such grant or sale may utilize any or all of the authorizations, and shall be subject to all of the requirements contained in the following provisions:

     Each such grant or sale shall constitute the agreement by the Company to deliver Common Shares to the Participant in the future in consideration of the performance of services, but subject to the fulfillment of such conditions during the Restriction Period as the Board may specify.

     Each such grant or sale may be made without additional consideration or in consideration of a payment by such Participant that is less than the Market Value per Share at the Date of Grant.

     Each such grant or sale shall be subject to a Restriction Period as determined by the Board at the Date of Grant, and may provide for the earlier lapse or other modification of such Restriction Period in the event of a Change in

Control, retirement, or death or disability of the Participant or other similar transaction or event as approved by the Board.

     During the Restriction Period, the Participant shall have no right to transfer any rights under his or her award and shall have no rights of ownership in the Restricted Stock Units and shall have no right to vote them, but the Board may, at or after the Date of Grant, authorize the payment of dividend equivalents on such Restricted Stock Units on either a current or deferred or contingent basis, either in cash or in additional Common Shares.

     Each grant or sale of Restricted Stock Units shall be evidenced by an Evidence of Award, which shall contain such terms and provisions, consistent with this Plan and applicable sections of the Code, as the Board may approve.

AWARDS TO NON-EMPLOYEE DIRECTORS.

     The Board may, from time to time and upon such terms and conditions as it may determine, authorize the granting to Non-Employee Directors of Option Rights under Section 4 of this Plan or Appreciation Rights under Section 5 of this Plan, and may also authorize the grant or sale of Restricted Shares under
Section 7 of this Plan, Restricted Stock Units under Section 8 of this Plan or other awards under Section 10 of this Plan, or any combination of the foregoing.

OTHER AWARDS.

     The Board is authorized, subject to limitations under applicable law, to grant to any Participant such other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Shares or factors that may influence the value of Common Shares, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Shares, purchase rights for Common Shares, awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Board, and awards valued by reference to the book value of Common Shares or the value of securities of, or the performance of specified Subsidiaries or affiliates or other business units of, the Company. The Board shall determine the terms and conditions of such awards. Common Shares delivered pursuant to an award in the nature of a purchase right granted under this
Section 10 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Shares, other awards, notes or other property, as the Board shall determine.

     Cash awards, as an element of or supplement to any other award granted under this Plan, may also be granted pursuant to this Section 10 of this Plan.

     The Board is authorized to grant Common Shares as a bonus, or to grant Common Shares or other awards in lieu of obligations of the Company or a Subsidiary to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Board.

TRANSFERABILITY.

     Except as otherwise determined by the Board, no Option Right, Appreciation Right or other derivative security granted under the Plan shall be transferable by a Participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Board, Option Rights and Appreciation Rights shall be exercisable during the Optionee's lifetime only by him or her or by his or her guardian or legal representative.

     The Board may specify at the Date of Grant that part or all of the Common Shares that are (i) to be issued or transferred by the Company upon the exercise of Option Rights or Appreciation Rights, upon the termination of the Restriction Period applicable to Restricted Stock Units or upon payment under any grant of Performance Units or Performance Shares or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in
Section 7 of this Plan, shall be subject to further restrictions on transfer.

ADJUSTMENTS.

     The Board may make or provide for such adjustments in the numbers of Common Shares covered by outstanding Option Rights, Appreciation Rights, Performance Shares, Restricted Stock Units and share-based awards described in Section 10 of this Plan granted hereunder, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, and in the kind of shares covered thereby, as the Board, in its sole discretion, exercised in good faith, may determine is equitably required to prevent dilution or enlargement of the rights of Participants or Optionees that otherwise would result from (a) any stock dividend, stock split, combination of shares, recapitalization or other change in the capital structure of the Company, or (b) any merger, consolidation, spin-off, split-off, spin-out, split-up, reorganization, partial or complete liquidation or other distribution of assets (including, without limitation, a special or large non-recurring dividend), issuance of rights or warrants to purchase securities, or (c) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board, in its discretion, may provide in substitution for any or all outstanding awards under this Plan such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced. The Board may also make or provide for such adjustments in the numbers of shares specified in Section 3 of this Plan as the Board in its sole discretion, exercised in good faith, may determine is appropriate to reflect any transaction or event described in this Section 12; provided, however, that any such adjustment to the number specified in Section 3(c)(i) shall be made only if and to the extent that such adjustment would not cause any Option intended to qualify as an Incentive Stock Option to fail so to qualify.

FRACTIONAL SHARES.

     The Company shall not be required to issue any fractional Common Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement of fractions in cash.

WITHHOLDING TAXES.

     The Company shall have the right to deduct from any payment or benefit realized under this Plan an amount equal to the federal, state, local, foreign and other taxes which in the opinion of the Company are required to be withheld by it with respect to such payment or benefit. To the extent that the amounts available to the Company for such withholding are insufficient, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or other recipient make arrangements satisfactory to the Company for payment of the balance of such taxes required to be withheld. At the discretion of the Board, such arrangements may include relinquishment of a portion of such benefit pursuant to procedures adopted by the Board from time to time. The Company and a Participant or such other recipient may also make similar arrangements with respect to the payment of any taxes with respect to which withholding is not required.

FOREIGN EMPLOYEES.

     In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to or amendments, restatements or alternative versions of this Plan as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the Corporate Secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, shall include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

ADMINISTRATION OF THE PLAN.

     This Plan shall be administered by the Board, which may from time to time delegate all or any part of its authority under this Plan to a committee of the Board (or subcommittee thereof), consisting of not less than two Directors appointed by the Board, each of whom shall be (i) a "non-employee director" as defined in Rule 16b-3 of the Exchange Act and (ii) an "outside director" as defined in the regulations under Section 162(m) of the Code. To the extent of any such delegation, references in this Plan to the Board shall be deemed to be references to any such committee or subcommittee. A majority of the committee (or subcommittee) shall constitute a quorum, and the action of the members of the committee (or subcommittee) present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the committee (or subcommittee).

     The interpretation and construction by the Board of any provision of this Plan or of any Evidence of Award and any determination by the Board pursuant to any provision of this Plan or of any such Evidence of Award shall be final and conclusive. No member of the Board shall be liable for any such action or determination made in good faith.


AMENDMENTS AND OTHER MATTERS.

     The Board may at any time and from time to time amend the Plan in whole or in part; provided, however, that any amendment which must be approved by the shareholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Shares are not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Shares are traded or quoted, shall not be effective unless and until such approval has been obtained. Presentation of this Plan or any amendment thereof for shareholder approval shall not be construed to limit the Company's authority to offer similar or dissimilar benefits under other plans or otherwise with or without shareholder approval. Without limiting the generality of the foregoing, the Board may amend this Plan to eliminate provisions which are no longer necessary as a result in changes in tax or securities laws or regulations, or in the interpretation thereof.

     The Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Right or Appreciation Right to reduce the Option Price or Base Price. Furthermore, no Option Right or Appreciation Right shall be cancelled and replaced with awards having a lower Option Price or Base Price, respectively, without further approval of the shareholders of the Company. This Section 17(b) is intended to prohibit the repricing of "underwater" Option Rights and Appreciation Rights and shall not be construed to prohibit the adjustments provided for in Section 12 of this Plan.

     The Board also may permit Participants to elect to defer the issuance of Common Shares or the settlement of awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. The Board also may provide that deferred issuances and settlements include the payment or crediting of dividend equivalents or interest on the deferral amounts.

     The Board may condition the grant of any award or combination of awards authorized under this Plan on the deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or a Subsidiary to the Participant.

     If permitted by Section 409A of the Code, in case of termination of employment by reason of death, disability or normal or early retirement, or in the case of hardship or other special circumstances, of a Participant who holds an Option Right or Appreciation Right not immediately exercisable in full, or any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, or any Restricted Stock Units as to which the Restriction Period has not been completed, or any Performance Shares or Performance Units which have not been fully earned, or any other awards made pursuant to Section 10 subject to any vesting schedule or transfer restriction, or who holds Common Shares subject to any transfer restriction imposed pursuant to Section 11(b) of this Plan, the Board may, in its sole discretion, accelerate the time at which such Option Right, Appreciation Right or other award may be exercised or the time at which such substantial risk of forfeiture or prohibition or restric-tion on transfer will lapse or the time when such Restriction Period will end or the time at which such Performance Shares or Performance Units will be deemed to have been fully earned or the time when such transfer restriction will terminate or may waive any other limitation or requirement under any such award.

     This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall it interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate such Participant's employment or other service at any time.

     To the extent that any provision of this Plan would prevent any Option Right that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option Right. Such provision, however, shall remain in effect for other Option Rights and there shall be no further effect on any provision of this Plan.

     Subject to Section 20, this Plan shall continue in effect until the date on which all Common Shares available for issuance or transfer under this Plan have been issued or transferred and the Company has no further obligation hereunder.

     Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right or title to any assets, funds or property of the Company or any Subsidiary, including without limitation, any specific funds, assets or other property which the Company or any Subsidiary may set aside in anticipation of any liability under the Plan. A Participant shall have only a contractual right to an award or the amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

     This Plan and each Evidence of Award shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

     If any provision of the Plan is or becomes invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any award under any law deemed applicable by the Board, such provision shall be construed or deemed amended or limited in scope to conform to applicable laws or, in the discretion of the Board, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

COMPLIANCE WITH SECTION 409A OF THE CODE.

     To the extent applicable, it is intended that this Plan and any grants made hereunder comply with the provisions of Section 409A of the Code. The Plan and any grants made hereunder shall be administrated in a manner consistent with this intent, and any provision that would cause the Plan or any grant made hereunder to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of Participants). Any reference in this Plan to Section 409A of the Code will also include any proposed, temporary or final regulations, or any other guidance, promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service.

APPLICABLE LAWS.

     The obligations of the Company with respect to awards under the Plan shall be subject to all Applicable Laws and such approvals by any governmental agencies as the Board determines may be required.

TERMINATION.

     No grant shall be made under this Plan more than 10 years after the date on which this Plan is first approved by the Board, but all grants effective on or prior to such date shall continue in effect thereafter subject to the terms thereof and of this Plan.

                         ROUTE TO CH ENERGY GROUP, INC.


[GRAPHIC OMITTED]        FROM NEW YORK CITY AREA:
                         o  Taconic State parkway North to
                               Interstate 84 (I-84)
                         o  I-84 West to Exit 13 (Route 9)
                         o  Turn right off ramp onto Route 9 North
                         o  Route 9 approximately 12 miles to the
                               Academy Street / South Avenue Exit
                         o  Bear left at end of ramp and go
                               under overpass
                         o  Turn right into CH Energy Group, Inc.
                               entrance

                         FROM CONNECTICUT:
                         o  I-84 West to Exit 13 (Route 9)
                         o  Continue as above

                         FROM PENNSYLVANIA:
                         o  I-84 East to Exit 13 (Route 9)
                         o  Turn left off ramp onto Route 9 North
                         o  Continue as above

                         FROM NEW JERSEY AND UPSTATE NEW YORK:
                         o  New York State Thruway (I-87) to Exit 18 (New Paltz)
                         o  Turn right onto Route 299
                         o  Route 299 approximately 5 miles, turn
                               right onto Route 9W South
                         o  Route 9W approximately 2 miles, bear
                               right for FDR/Mid-Hudson Bridge
                         o  After crossing bridge take first right
                               (Route 9 South)
                         o  Bear right off exit ramp into CH Energy
                               Group, Inc. entrance

                                                 ANNUAL MEETING ADMISSION TICKET

[LOGO] CH ENERGY GROUP, INC.

                                                 000000000.000 ext
                                                 000000000.000 ext
                                                 000000000.000 ext
                                                 000000000.000 ext
                                                 000000000.000 ext
                                                 000000000.000 ext
                                                 000000000.000 ext


MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

[GRAPHIC OMITTED]

                              2006 ANNUAL MEETING
                                       OF
                             CH ENERGY GROUP, INC.

                             APRIL 25, 2006, 10:30
                                A.M., 284 SOUTH
                             AVENUE POUGHKEEPSIE, NY

                      PRESENT TO THE CH ENERGY GROUP, INC.
                         REPRESENTATIVE AT THE ENTRANCE
                               TO THE AUDITORIUM.


PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

--------------------------------------------------------------------------------
   ANNUAL MEETING PROXY CARD              123456       C0123456789     12345
--------------------------------------------------------------------------------

|_| Please mark this box with an X if your address has changed and print the new address below.

--------------------------------------------------

--------------------------------------------------


MR A SAMPLE (THIS AREA IS SET UP TO                 [GRAPHIC OMITTED]   +
ACCOMMODATE 140 CHARACTERS) +
                                                   C 1234567890   J N T


|A| ELECTION OF DIRECTORS - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES.

1. Election of Class III Directors 2009.

                                FOR    WITHHOLD
01 - E. Michel Kruse            |_|      |_|

                                FOR    WITHHOLD
02 - Manuel J. Iraola           |_|      |_|

                                FOR    WITHHOLD
03 - Ernest R. Verebelyi        |_|      |_|


|B|  ISSUES - THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING
     PROPOSALS.

                                                 FOR    AGAINST    ABSTAIN
2.   Approval of the adoption of the
     Corporation~s Long-Term the Equity
     Incentive Plan.                             |_|      |_|        |_|

3.   Ratification of Appointment of
     Independent Registered discontinue
     Public Accounting Firm.                     |_|      |_|        |_|

4.   In their discretion, upon such
     other business as may properly come
     before the annual meeting or any
     adjournment or postponement
     thereof.                                    |_|      |_|        |_|



Please mark this box with an X if you plan to attend Annual
Meeting.                                                         |_|

Please mark this box with an X if you wish us to Annual
Report mailing for this account.                                 |_|

Please mark this box with an X if you have made comments
below.                                                           |_|

--------------------------------------------------------------------

--------------------------------------------------------------------

--------------------------------------------------------------------


|C| AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

NOTE: Please sign exactly as name above. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1 - Please keep signature within the box

--------------------------------------------------

Signature 2 - Please keep signature within the box

--------------------------------------------------

Date (mm/dd/yyyy)

--------------/-------------/---------------------


|_|                         5 U P X       C O Y +


001CD40003    00IEWE

                                ADMISSION TICKET

                         ANNUAL MEETING OF SHAREHOLDERS
                           April 25, 2006, 10:30 a.m.
                              CH ENERGY GROUP, INC.
                    284 South Avenue, Poughkeepsie, NY

--------------------------------------------------------------------------------
                                     AGENDA
                             o Election of Directors

 o Approval of the adoption of the Corporation's Long-Term Equity Incentive Plan
 o Ratification of Appointment of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

   IT IS IMPORTANT THAT ALL SHARES BE REPRESENTED AT THIS MEETING,
                WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON.
                    TO MAKE SURE ALL SHARES ARE REPRESENTED,
             WE URGE YOU TO COMPLETE AND MAIL THE PROXY CARD BELOW.

--------------------------------------------------------------------------------
                   If planning to attend the Annual Meeting,
              please mark the appropriate box on the reverse side.
               Present this Admission Ticket to the representative
                  at the entrance to the Annual Meeting room.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

CH ENERGY GROUP, INC.
PROXY OF COMMON SHAREHOLDERS
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints STEVEN V. LANT, STEVEN M. FETTER, HEINZ K. FRIDRICH, STANLEY J. GRUBEL and E. MICHEL KRUSE, or any one or more of them, as proxy, with full power of substitution, to vote, as designated on the reverse hereof, all shares of Common Stock owned of record by the undersigned on March 1, 2006, at the Annual Meeting of Shareholders of CH Energy Group, Inc. to be held at the office of the Corporation, 284 South Avenue, in the City of Poughkeepsie, Dutchess County, New York, on April 25, 2006, or any adjournment thereof, upon all such matters as may properly come before the meeting, including the following proposals described in the Proxy Statement, dated March 10, 2006, a copy of which has been received by the undersigned.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED WITH REGARD TO PROPOSALS NO. 1, NO. 2 AND NO. 3. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED ~FOR~ PROPOSALS NO. 1, NO. 2 AND NO. 3 .

You may vote the shares held in this account by telephone or electronically using the Internet. Voting by telephone or using the Internet will eliminate the need to mail voted proxy card(s) representing shares held in the account; therefore if voting using the Internet or by telephone, please do not mail your card. Both voting systems preserve the confidentiality of every vote and will confirm the voting instructions with you.You may also change selections on any or all of the proposals to be voted. To vote by telephone or using the Internet, please have this proxy card and your social security number available. Please follow the steps below:

As an added convenience, you may sign up to receive next year~s annual report and proxy materials via the Internet. Next year when the materials are available, we will send you an e-mail with instructions which will enable you to review these materials on-line. To sign up for this optional service, visit www.econsent.com/chg.


TELEPHONE AND INTERNET VOTING INSTRUCTIONS

YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
 TO VOTE USING THE TELEPHONE (WITHIN U.S. AND CANADA)
--------------------------------------------------------------------------------

o Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

o  Follow the simple instructions provided by the recorded message.

o  Go to the following web site: www.computershare.com/expressvote

o Enter the information requested on your computer screen and follow the simple instructions.

[GRAPHIC OMITTED]
--------------------------------------------------------------------------------
TO VOTE USING THE INTERNET
--------------------------------------------------------------------------------

IF YOU VOTE BY TELEPHONE OR THE INTERNET, PLEASE DO NOT MAIL BACK THIS PROXY
CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 12:01 A.M., CENTRAL TIME, ON APRIL 17, 2006

THANK YOU FOR VOTING